Exhibit 99.2

# Supplemental **Disclosure**

Quarter ended June 30, 2026

BRIXMOR Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended June 30, 2026

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA & Reconciliation of Debt Obligations, Net to Net Principal Debt	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Obligations	14
Covenant Disclosure	15
Investment Summary
Acquisitions	17
Dispositions	18
Anchor Space Repositioning Summary	19
Outparcel Development Summary	20
Redevelopment Summary	21
Future Redevelopment Opportunities	23
Portfolio Summary
Portfolio Overview	26
Portfolio Composition	27
Top Forty Retailers Ranked by ABR	28
New & Renewal Lease Summary	29
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	30
Lease Expiration Schedule	31
Major CBSA Detail	32
Properties by State	35
Property List	36

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com; follow Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor, Facebook at https://www.facebook.com/Brixmor, Instagram at https://www.instagram.com/brixmorpropertygroup, and YouTube at https://www.youtube.com/user/Brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as such factors may be updated from time to time in the Company's periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s other periodic filings with the SEC. The forward-looking statements speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except to the extent otherwise required by law.

Supplemental Disclosure - Three Months Ended June 30, 2026

GLOSSARY OF TERMS	↩ Table of Contents

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases that have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with GAAP for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included and all signed leases on space that will be vacated by existing tenants in the near term are excluded.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Core-Based Statistical Areas ("CBSA")	Defined by the United States Census Bureau as the collection of both Metropolitan and Micropolitan Statistical Areas. Metropolitan Statistical Areas are defined as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting. Micropolitan Statistical Areas are defined as a region with at least one urbanized area that has a population of at least 10,000 but less than 50,000, plus adjacent territories that have a high degree of social and economic integration with the central county or counties as measured through commuting.
References to CBSA rank are based on population estimates from Synergos Technologies, Inc.

EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income (calculated in accordance with GAAP) before non-controlling interests to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (calculated in accordance with GAAP) before non-controlling interests excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre, which is computed in accordance with Nareit's definition, represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets, (ii) gains and losses from change in control, (iii) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense, net. Net Principal Debt to Adjusted EBITDA, current quarter annualized and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated as Net Principal Debt divided by quarterly annualized Adjusted EBITDA or trailing twelve month Adjusted EBITDA, respectively. EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Generally Accepted Accounting Principles ("GAAP")	GAAP refers to a common set of United States of America accounting rules, standards, and procedures issued by the Financial Accounting Standards Board.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date, excluding all signed leases on space that will be vacated by existing tenants in the near term.

Local Tenants	Single-state operators with fewer than 20 locations.

Major Tenants	Any grocer and all national / regional anchor tenants, excluding those that are ancillary in nature regardless of term.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income (calculated in accordance with GAAP) to Nareit FFO is provided on page 8.
Nareit defines FFO as net income (calculated in accordance with GAAP) excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

National / Regional Tenants	Multi-state operators or single-state operators with 20 or more locations and state agencies and government offices. Includes franchise locations.

Net Effective Rent Before Tenant Specific Landlord Work	Average ABR PSF over the lease term adjusted for tenant improvements and allowances (excluding base building costs) and third-party leasing commissions. For purposes of calculating net effective rent before tenant specific landlord work, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income (calculated in accordance with GAAP) to NOI is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) depreciation and amortization, (vi) impairment of real estate assets, (vii) general and administrative expense, and (viii) other income and expense (including interest expense and gain on sale of real estate assets).

Net Principal Debt
Debt obligations, net, calculated in accordance with GAAP, excluding net unamortized premium or discount and deferred financing fees less cash, cash equivalents, and restricted cash. A reconciliation of debt obligations, net to Net Principal Debt is provided on page 7.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the estimated incremental third-party costs of a specified project, net of any project specific credits (lease termination fees or other ancillary credits).

Non-controlling Interests	Relate to the portion of Brixmor Property Group Inc. held by the non-controlling interest holders.

Non-owned Major Tenants	Also known as shadow anchors. Refers to tenants that are situated on parcels that are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development	Construction of a new outparcel. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new outparcel.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 1

GLOSSARY OF TERMS				↩ Table of Contents

Term	Definition
PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising, and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income (calculated in accordance with GAAP) to Same Property NOI is provided on page 11.
Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

	Number of Properties in Same Property NOI Analysis:	Three Months Ended 6/30/26	Six Months Ended 6/30/26

	Total properties in Brixmor Property Group portfolio	346	346
	Acquired properties excluded from Same Property NOI	(7)	(7)
	Additional exclusions (1)	(2)	(2)
	Same Property NOI pool (2)	337	337

(1) Additional exclusions for the three and six months ended June 30, 2026 and 2025 include two properties that were subject to partial dispositions in 2025.
(2) The Same Property NOI pool includes the balance of a shopping center when an outparcel has been acquired or if a partial disposition can be disaggregated from the remaining property. One outparcel acquired in 2025 is excluded from the Same Property NOI pool for the three months ended June 30, 2026 and 2025. Two outparcels acquired in 2025 are excluded from the Same Property NOI pool for the six months ended June 30, 2026 and 2025.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Secured Overnight Financing Rate ("SOFR")	SOFR is a benchmark interest rate for dollar-denominated derivatives and loans that replaced the London Interbank Offered Rate ("LIBOR").

Straight-line Rent
Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The Company commences recognizing rental revenue based on the date it makes the underlying asset available for use by the tenant. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months, are useful to investors in measuring its operating performance because they exclude items included in net income (calculated in accordance with GAAP) before non-controlling interests that do not relate to or are not indicative of the operating performance of the Company’s real estate. The Company believes EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are widely known and understood measures of performance, independent of a company's capital structure and items which can make periodic and peer analyses of performance more difficult, and that these metrics can provide investors with a more consistent basis by which to compare the Company with its peers.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income (calculated in accordance with GAAP) that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income (calculated in accordance with GAAP) that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, income or expense associated with the Company's captive insurance company, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that Same Property NOI is also useful to investors because it further eliminates disparities in NOI by only including NOI of properties owned for the entirety of both periods presented and excluding properties under development and completed New Development properties that have been stabilized for less than one year and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 2

RESULTS OVERVIEW & GUIDANCE					↩ Table of Contents
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Six Months Ended
Summary Financial Results	6/30/26	6/30/25	6/30/26	6/30/25
Total revenues (page 6)	$ 354,199	$ 339,492	$ 709,018	$ 677,004
Net income attributable to Brixmor Property Group Inc. (page 6)	73,511	85,139	201,261	154,868
Net income attributable to Brixmor Property Group Inc. per diluted share (page 6)	0.24	0.28	0.65	0.50
NOI (page 10)	253,569	240,890	507,553	480,325
EBITDA (page 7)	245,562	243,585	538,852	473,710
EBITDAre (page 7)	241,716	227,830	482,909	454,885
Adjusted EBITDA (page 7)	241,717	228,127	482,959	455,203
Cash Adjusted EBITDA (page 7)	232,335	214,313	461,689	431,527
Nareit FFO (page 8)	178,555	171,475	358,127	342,582
Nareit FFO per diluted share (page 8)	0.58	0.56	1.16	1.11
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.00)	(0.00)	(0.00)
Dividends declared per share (page 8)	0.3075	0.2875	0.6150	0.5750
Dividend payout ratio (as % of Nareit FFO) (page 8)	52.8%	51.3%	52.7%	51.4%

	Three Months Ended
Summary Operating and Financial Ratios	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25
NOI margin (page 10)	74.2%	74.5%	73.6%	74.1%	74.3%
Same property NOI performance (page 11) (1)	5.8%	6.4%	6.0%	4.0%	3.8%
Fixed charge coverage, current quarter annualized (page 13)	4.0x	4.1x	4.0x	4.1x	4.2x
Fixed charge coverage, trailing twelve months (page 13)	4.0x	4.1x	4.1x	4.1x	4.1x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (page 7) (2)	5.3x	5.3x	5.4x	5.6x	5.5x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (page 7) (2)	5.4x	5.4x	5.6x	5.7x	5.6x

Outstanding Classes of Stock	As of 6/30/26	As of 3/31/26	As of 12/31/25	As of 9/30/25	As of 6/30/25
Common shares outstanding (page 13)	306,872	306,837	306,105	306,100	306,100

	Three Months Ended
Summary Acquisitions and Dispositions	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25
Aggregate purchase price of acquisitions (page 17)	$164,325	$—	$190,689	$223,000	$—
Aggregate sale price of dispositions (page 18)	15,120	107,925	170,191	81,197	22,350
NOI adjustment for acquisitions and dispositions, net (3)	1,682

Summary Portfolio Statistics (4)	As of 6/30/26	As of 3/31/26	As of 12/31/25	As of 9/30/25	As of 6/30/25
Number of properties (page 26)	346	344	348	354	360
Percent billed (page 26)	90.4%	91.4%	91.6%	90.2%	89.7%
Percent leased (page 26)	94.8%	95.1%	95.1%	94.1%	94.2%
ABR PSF (page 26)	$ 19.33	$ 19.05	$ 18.77	$ 18.48	$ 18.07
New lease rent spread (page 29)	31.3%	41.8%	34.7%	30.5%	43.8%
New & renewal lease rent spread (page 29)	19.1%	27.0%	24.2%	17.8%	24.2%
Total - new, renewal & option lease rent spread (page 29)	13.6%	19.0%	18.6%	12.8%	19.4%
Total - new, renewal & option GLA (page 29)	2,532,750	1,994,943	2,179,975	2,638,011	2,465,322

2026 Guidance	Current	Previous (at 4/27/26)	YTD
Nareit FFO per diluted share	$2.35 - $2.37	$2.34 - $2.37	$1.16
Same property NOI performance	5.00% - 5.75%	4.75% - 5.50%	6.1%

(1) Reflects same property NOI as reported for the specified period.
(2) Net Principal Debt is as of the end of each specified period.
(3) Represents an estimate of the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter for the assets that were disposed of during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2026

CONSOLIDATED BALANCE SHEETS			↩ Table of Contents
Unaudited, dollars in thousands, except share information

	As of	As of
	6/30/26	12/31/25
Assets
Real estate
Land	$1,864,583	$1,849,779
Buildings and tenant improvements	9,430,205	9,296,849
Construction in progress	65,546	92,129
Lease intangibles	559,484	548,740
	11,919,818	11,787,497
Accumulated depreciation and amortization	(3,708,299)	(3,588,646)
Real estate, net	8,211,519	8,198,851
Cash and cash equivalents	170,889	334,422
Restricted cash	15,230	27,108
Marketable securities	23,504	21,283
Receivables, net, including straight-line rent receivables of $249,808 and $237,837, respectively	305,579	315,128
Deferred charges and prepaid expenses, net	173,752	169,326
Real estate assets held for sale	—	4,551
Other assets	106,239	62,468
Total assets	$9,006,712	$9,133,137

Liabilities
Debt obligations, net	$5,322,423	$5,494,753
Accounts payable, accrued expenses and other liabilities	631,703	628,328
Total liabilities	5,954,126	6,123,081

Redeemable non-controlling interests	30,643	—

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
315,999,308 and 315,231,761 shares issued and 306,872,316 and 306,104,769
shares outstanding	3,068	3,061
Additional paid-in capital	3,427,652	3,437,853
Accumulated other comprehensive income	12,140	1,722
Distributions in excess of net income	(421,159)	(432,822)
Total stockholders' equity	3,021,701	3,009,814
Non-controlling interests	242	242
Total equity	3,021,943	3,010,056
Total liabilities and equity	$9,006,712	$9,133,137

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/26	6/30/25	6/30/26	6/30/25
Revenues
Rental income	$353,892	$339,397	$708,229	$676,638
Other revenues	307	95	789	366
Total revenues	354,199	339,492	709,018	677,004

Operating expenses
Operating costs	44,227	39,877	86,141	79,088
Real estate taxes	44,279	43,559	89,682	88,452
Depreciation and amortization	110,258	103,277	215,460	208,874
Impairment of real estate assets	5,974	—	5,974	—
General and administrative	27,858	29,093	56,050	57,266
Total operating expenses	232,596	215,806	453,307	433,680

Other income (expense)
Dividends and interest	3,912	1,190	7,117	2,896
Interest expense	(60,898)	(54,409)	(120,290)	(108,493)
Gain on sale of real estate assets	9,820	15,755	61,917	18,825
Loss on extinguishment of debt, net	—	(296)	—	(296)
Other	(775)	(780)	(3,036)	(1,373)
Total other expense	(47,941)	(38,540)	(54,292)	(88,441)

Net income	73,662	85,146	201,419	154,883
Net income attributable to non-controlling interests	(151)	(7)	(158)	(15)
Net income attributable to Brixmor Property Group Inc.	$73,511	$85,139	$201,261	$154,868

Net income attributable to Brixmor Property Group Inc. per common share:
Basic	$0.24	$0.28	$0.65	$0.50
Diluted	$0.24	$0.28	$0.65	$0.50
Weighted average shares:
Basic	307,183	306,975	307,115	306,923
Diluted	307,920	307,609	307,695	307,547

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 6

EBITDA & RECONCILIATION OF DEBT OBLIGATIONS, NET TO NET PRINCIPAL DEBT				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/26	6/30/25	6/30/26	6/30/25

Net income	$73,662	$85,146	$201,419	$154,883
Interest expense	60,898	54,409	120,290	108,493
Federal and state taxes	744	753	1,683	1,460
Depreciation and amortization	110,258	103,277	215,460	208,874
EBITDA	245,562	243,585	538,852	473,710
Gain on sale of real estate assets	(9,820)	(15,755)	(61,917)	(18,825)
Impairment of real estate assets	5,974	—	5,974	—
EBITDAre	$241,716	$227,830	$482,909	$454,885

EBITDAre	$241,716	$227,830	$482,909	$454,885
Transaction expenses, net	1	1	50	22
Loss on extinguishment of debt, net	—	296	—	296
Total adjustments	1	297	50	318
Adjusted EBITDA	$241,717	$228,127	$482,959	$455,203

Adjusted EBITDA	$241,717	$228,127	$482,959	$455,203
Straight-line rental income, net	(5,854)	(9,781)	(13,793)	(17,262)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(3,689)	(4,174)	(7,798)	(6,689)
Straight-line ground rent expense, net (1)	161	141	321	275
Total adjustments	(9,382)	(13,814)	(21,270)	(23,676)
Cash Adjusted EBITDA	$232,335	$214,313	$461,689	$431,527

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Reconciliation of Debt Obligations, Net to Net Principal Debt
	As of
	6/30/26
Debt obligations, net	$5,322,423
Less: Net unamortized premium	(7,452)
Add: Deferred financing fees	33,982
Less: Cash, cash equivalents and restricted cash	(186,119)
Net Principal Debt	$5,162,834

Adjusted EBITDA, current quarter annualized	$966,868
Net Principal Debt to Adjusted EBITDA, current quarter annualized	5.3x

Adjusted EBITDA, trailing twelve months	$953,871
Net Principal Debt to Adjusted EBITDA, trailing twelve months	5.4x

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 7

FUNDS FROM OPERATIONS (FFO)				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/26	6/30/25	6/30/26	6/30/25

Net income attributable to Brixmor Property Group Inc.	$73,511	$85,139	$201,261	$154,868
Depreciation and amortization related to real estate	108,890	102,091	212,809	206,539
Gain on sale of real estate assets	(9,820)	(15,755)	(61,917)	(18,825)
Impairment of real estate assets	5,974	—	5,974	—
Nareit FFO	$178,555	$171,475	$358,127	$342,582

Nareit FFO per diluted share	$0.58	$0.56	$1.16	$1.11
Weighted average diluted shares outstanding	307,920	307,609	307,695	307,547

Items that impact FFO comparability
Transaction expenses, net	$(1)	$(1)	$(50)	$(22)
Loss on extinguishment of debt, net	—	(296)	—	(296)
Total items that impact FFO comparability	$(1)	$(297)	$(50)	$(318)
Items that impact FFO comparability, net per share	$(0.00)	$(0.00)	$(0.00)	$(0.00)

Additional Disclosures
Straight-line rental income, net	$5,854	$9,781	$13,793	$17,262
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	3,689	4,174	7,798	6,689
Straight-line ground rent expense, net (1)	(161)	(141)	(321)	(275)

Dividends declared per share	$0.3075	$0.2875	$0.6150	$0.5750
Dividends declared	$94,363	$88,004	$188,715	$175,995
Dividend payout ratio (as % of Nareit FFO)	52.8%	51.3%	52.7%	51.4%

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL			↩ Table of Contents
Unaudited, dollars in thousands

	As of	As of
	6/30/26	12/31/25

Deferred charges and prepaid expenses, net
Deferred charges, net	$146,492	$144,555
Prepaid expenses, net	27,260	24,771
Total deferred charges and prepaid expenses, net	$173,752	$169,326

Other assets
Right-of-use asset	$85,803	$44,114
Furniture, fixtures and leasehold improvements, net	15,942	14,618
Interest rate derivatives	746	—
Other	3,748	3,736
Total other assets	$106,239	$62,468

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$263,826	$277,615
Below market leases, net	160,606	144,760
Dividends payable	96,141	97,993
Lease liability	55,865	47,351
Interest rate derivatives	418	4,553
Other	54,847	56,056
Total accounts payable, accrued expenses and other liabilities	$631,703	$628,328

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/26	6/30/25	6/30/26	6/30/25
Net Operating Income Detail
Base rent	$248,033	$238,029	$494,651	$475,421
Expense reimbursements	82,081	76,027	164,846	154,738
Revenues deemed uncollectible	(1,697)	(2,028)	(3,542)	(4,656)
Ancillary and other rental income / Other revenues	10,620	9,334	19,154	15,286
Percentage rents	2,877	2,823	7,946	6,801
Operating costs	(44,066)	(39,736)	(85,820)	(78,813)
Real estate taxes	(44,279)	(43,559)	(89,682)	(88,452)
Net operating income	$253,569	$240,890	$507,553	$480,325

Operating Ratios
NOI margin (NOI / revenues)	74.2%	74.3%	74.3%	74.2%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	92.9%	91.3%	93.9%	92.5%

Reconciliation of Net Income attributable to Brixmor Property Group Inc. to Net Operating Income
Net income attributable to Brixmor Property Group Inc.	$73,511	$85,139	$201,261	$154,868
Lease termination fees	(2,742)	(1,352)	(4,372)	(5,463)
Straight-line rental income, net	(5,854)	(9,781)	(13,793)	(17,262)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(3,689)	(4,174)	(7,798)	(6,689)
Straight-line ground rent expense, net (1)	161	141	321	275
Depreciation and amortization	110,258	103,277	215,460	208,874
Impairment of real estate assets	5,974	—	5,974	—
General and administrative	27,858	29,093	56,050	57,266
Total other expense	47,941	38,540	54,292	88,441
Net income attributable to non-controlling interests	151	7	158	15
Net operating income	$253,569	$240,890	$507,553	$480,325

Supplemental Statement of Operations Detail
Rental income
Base rent	$248,033	$238,029	$494,651	$475,421
Expense reimbursements	82,081	76,027	164,846	154,738
Revenues deemed uncollectible	(1,697)	(2,028)	(3,542)	(4,656)
Lease termination fees	2,742	1,352	4,372	5,463
Straight-line rental income, net	5,854	9,781	13,793	17,262
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	3,689	4,174	7,798	6,689
Ancillary and other rental income	10,313	9,239	18,365	14,920
Percentage rents	2,877	2,823	7,946	6,801
Total rental income	$353,892	$339,397	$708,229	$676,638

Other revenues	$307	$95	$789	$366

Interest expense
Mortgage, note, and other interest	$53,477	$47,622	$105,949	$93,632
Unsecured credit facility and term loan interest	6,497	6,615	12,922	14,882
Capitalized interest	(409)	(959)	(1,232)	(2,223)
Deferred financing cost amortization	2,006	1,815	3,988	3,581
Debt premium and discount accretion, net	(673)	(684)	(1,337)	(1,379)
Total interest expense	$60,898	$54,409	$120,290	$108,493

Other
Federal and state taxes	$744	$753	$1,683	$1,460
Other	31	27	1,353	(87)
Total other	$775	$780	$3,036	$1,373

Additional Disclosures
Capitalized construction compensation costs	$3,836	$4,105	$7,878	$8,616
Capitalized real estate taxes, insurance, and utilities	1,199	641	2,391	1,367
Capitalized leasing legal costs (2)	363	616	765	947
Capitalized leasing commission costs	1,624	2,153	3,786	3,969
Equity compensation expense, net	3,592	4,797	5,977	8,910

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.
(2) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 10

SAME PROPERTY NOI ANALYSIS					↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended			Six Months Ended
	6/30/26	6/30/25	Change	6/30/26	6/30/25	Change
Same Property NOI Analysis
Number of properties	337	337	—	337	337	—
Percent billed	90.3%	89.8%	0.5%	90.3%	89.8%	0.5%
Percent leased	94.7%	94.4%	0.3%	94.7%	94.4%	0.3%

Revenues
Base rent	$239,766	$229,431		$477,353	$457,597
Expense reimbursements	78,510	73,423		157,569	149,188
Revenues deemed uncollectible	(1,495)	(2,318)		(3,071)	(4,698)
Ancillary and other rental income / Other revenues	10,469	8,979		18,801	14,567
Percentage rents	2,774	2,774		7,754	6,717
	330,024	312,289	5.7%	658,406	623,371	5.6%
Operating expenses
Operating costs	(41,787)	(38,177)		(81,351)	(75,619)
Real estate taxes	(42,813)	(42,157)		(86,407)	(85,429)
	(84,600)	(80,334)	5.3%	(167,758)	(161,048)	4.2%
Same property NOI	$245,424	$231,955	5.8%	$490,648	$462,323	6.1%

NOI margin	74.4%	74.3%		74.5%	74.2%
Expense recovery ratio	92.8%	91.4%		93.9%	92.6%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$10,335	4.4%		$19,756	4.3%
Revenues deemed uncollectible	823	0.4%		1,627	0.3%
Net expense reimbursements	821	0.4%		1,671	0.4%
Ancillary and other rental income / Other revenues	1,490	0.6%		4,234	0.9%
Percentage rents	—	0.0%		1,037	0.2%
		5.8%			6.1%

Reconciliation of Net income attributable to Brixmor Property Group Inc. to Same Property NOI
Net income attributable to Brixmor Property Group Inc.	$73,511	$85,139		$201,261	$154,868
Adjustments:
Non-same property NOI	(8,145)	(8,935)		(16,905)	(18,002)
Lease termination fees	(2,742)	(1,352)		(4,372)	(5,463)
Straight-line rental income, net	(5,854)	(9,781)		(13,793)	(17,262)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(3,689)	(4,174)		(7,798)	(6,689)
Straight-line ground rent expense, net	161	141		321	275
Depreciation and amortization	110,258	103,277		215,460	208,874
Impairment of real estate assets	5,974	—		5,974	—
General and administrative	27,858	29,093		56,050	57,266
Total other expense	47,941	38,540		54,292	88,441
Net income attributable to non-controlling interests	151	7		158	15
Same property NOI	$245,424	$231,955		$490,648	$462,323

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 11

CAPITAL EXPENDITURES				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/26	6/30/25	6/30/26	6/30/25
Leasing related:
Tenant improvements and tenant inducements	$20,870	$18,120	$44,586	$38,394
External leasing commissions	2,582	4,526	5,886	7,415
	23,452	22,646	50,472	45,809

Maintenance capital expenditures	8,405	6,330	14,164	8,884
Total leasing related and maintenance capital expenditures	$31,857	$28,976	$64,636	$54,693

Value-enhancing:
Anchor space repositionings	$4,574	$12,114	$9,727	$26,872
Outparcel developments	4,096	1,169	6,815	4,752
Redevelopments	13,081	32,306	29,395	62,111
Other (1)	2,998	2,710	6,990	5,608
Total value-enhancing capital expenditures	$24,749	$48,299	$52,927	$99,343

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar projects.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS				↩ Table of Contents
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			6/30/26	12/31/25
Equity Capitalization:
Common shares outstanding (1)			306,872	306,105
Common share price			$31.53	$26.22
Total equity capitalization			$9,675,674	$8,026,073

Redeemable non-controlling interests			$30,643	$—

Debt:
Revolving credit facility			$—	$—
Term loan facility			500,000	500,000
Unsecured notes			4,818,453	5,018,453
Secured mortgage			30,500	—
Total principal debt			5,348,953	5,518,453
Add: Net unamortized premium			7,452	10,277
Less: Deferred financing fees			(33,982)	(33,977)
Debt obligations, net			5,322,423	5,494,753
Less: Cash, cash equivalents and restricted cash			(186,119)	(361,530)
Net debt			$5,136,304	$5,133,223

Total market capitalization			$14,842,621	$13,159,296

Liquidity:
Cash, cash equivalents and restricted cash			$186,119	$361,530
Available under Revolving Credit Facility (2)			1,248,630	1,248,597
Available under unsettled ATM forward equity contracts (3)			114,764	—
			$1,549,513	$1,610,127
Ratios:
Principal debt to total market capitalization			36.0%	41.9%
Principal debt to total assets, before depreciation			42.1%	43.4%
Unencumbered assets to unsecured debt			2.4x	2.3x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (4)			5.3x	5.4x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (4)			5.4x	5.6x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			4.0x	4.0x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			4.0x	4.1x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments + preferred dividends))			4.0x	4.0x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments + preferred dividends))			4.0x	4.1x

			As of	As of
			6/30/26	12/31/25
Percentage of total debt: (5)
Fixed			100.0%	100.0%
Variable			—%	—%
Unencumbered summary:
Percent of properties			99.7%	100.0%
Percent of ABR			99.9%	100.0%
Percent of NOI			99.9%	100.0%
Weighted average maturity (years):
Fixed			4.9	4.5
Variable			—	—
Total			4.9	4.5

Credit Ratings & Outlook: (6)

Fitch Ratings	BBB	Stable
Moody's Investors Service	Baa2	Stable
S&P Global Ratings	BBB	Positive

(1) Does not include the unsettled common shares sold under unsettled ATM forward equity contracts.
(2) Funds available under the Revolving Credit Facility are reduced by outstanding letters of credit totaling $1.4 million.
(3) As of June 30, 2026, the Company had unsettled ATM forward equity contracts to issue 3.9 million shares of common stock.
(4) Net Principal Debt is as of the end of each specified period.
(5) Includes the impact of the Company's interest rate swap agreements.
(6) As of July 27, 2026.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 13

DEBT OBLIGATIONS			↩ Table of Contents
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2026	$7,542	7.68%
2027	400,000	3.90%
2028	357,708	2.35%
2029	753,203	4.14%
2030	1,300,000	4.31%
2031	530,500	2.67%
2032	400,000	5.20%
2033	400,000	4.85%
2034	400,000	5.50%
2035	400,000	5.75%
2036+	400,000	5.38%
Total Debt Obligations	$5,348,953	4.35%

Net unamortized premium	7,452
Deferred financing costs	(33,982)
Debt Obligations, Net	$5,322,423

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Secured Mortgages
Mayfair Shopping Center	$30,500	5.50%	6/1/31	0.57%

Unsecured fixed rate debt
Term Loan Facility (SOFR + 85 basis points) (2)(3)(4)	500,000	4.73%	4/30/30	9.35%

Unsecured Notes
7.97% 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.11%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.01%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	7.48%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.10%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	6.54%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	14.02%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	14.96%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	9.35%
5.20% 2032 Brixmor OP Notes	400,000	5.20%	4/1/32	7.48%
4.85% 2033 Brixmor OP Notes	400,000	4.85%	2/15/33	7.48%
5.50% 2034 Brixmor OP Notes	400,000	5.50%	2/15/34	7.48%
5.75% 2035 Brixmor OP Notes	400,000	5.75%	2/15/35	7.48%
5.38% 2036 Brixmor OP Notes	400,000	5.38%	6/15/36	7.48%
Total Fixed Rate Unsecured Notes	4,818,453	4.30%		90.08%

Total Fixed Rate Debt	$5,348,953	4.35%		100.00%

Variable Rate Debt:
Revolving Credit Facility (SOFR + 77.5 basis points) (4)	$—	4.46%	4/30/29	—%

Total Variable Rate Debt	$—	4.46%		—%

Total Debt Obligations	$5,348,953	4.35%		100.00%

Net unamortized premium	7,452
Deferred financing costs	(33,982)
Debt Obligations, Net	$5,322,423

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective July 26, 2024, $300.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 4.08% (plus a spread, currently 85 basis points) through July 26, 2027.
(3) Effective May 1, 2023, $200.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 3.59% (plus a spread, currently 85 basis points) through July 26, 2027.
(4) As of June 30, 2026, the Revolving Credit Facility and Term Loan Facility qualify for reductions of 7.5 basis points and 10 basis points, respectively, in the applicable credit spreads due to the achievement of certain leverage ratio metric targets.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 14

COVENANT DISCLOSURE			↩ Table of Contents
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	6/30/26

I. Aggregate debt test	< 65%	43.2%
Total Debt		5,322,423
Total Assets		12,323,630

II. Secured debt test	< 40%	0.2%
Total Secured Debt		30,500
Total Assets		12,323,630

III. Unencumbered asset ratio	> 150%	231.4%
Total Unencumbered Assets		12,243,183
Unsecured Debt		5,291,923

		Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (1)	> 1.5x	4.0x	4.1x
Consolidated EBITDA		953,396	964,968
Annual Debt Service Charge		235,796	236,301

(1) For the OP's 2.25% 2028 Notes, 4.05% 2030 Notes, 2.50% 2031 Notes, 5.20% 2032 Notes, 4.85% 2033 Notes, 5.50% 2034 Notes, 5.75% 2035 Notes, and 5.38% 2036 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on May 5, 2026 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	6/30/26

I. Leverage ratio	< 60%	31.3%
Total Outstanding Indebtedness		5,348,953
Balance Sheet Cash (1)		195,659
Total Asset Value		16,451,250

II. Secured leverage ratio	< 40%	—%
Total Secured Indebtedness		30,500
Balance Sheet Cash (1)		195,659
Total Asset Value		16,451,250

III. Unsecured leverage ratio	< 60%	31.4%
Total Unsecured Indebtedness		5,318,453
Unrestricted Cash (2)		180,429
Unencumbered Asset Value		16,381,250

IV. Fixed charge coverage ratio	> 1.5x	4.3x
Total Net Operating Income		1,021,008
Capital Expenditure Reserve		9,377
Fixed Charges		236,105

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the Unsecured Credit Facility covenant calculations and definitions of capitalized terms please refer to the Fourth Amended and Restated Revolving Credit and Second Amended and Restated Term Loan Agreements, dated as of April 24, 2025 filed as Exhibits 10.1 and 10.2, respectively, to Form 10-Q, filed with the Securities and Exchange Commission on April 28, 2025.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 15

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2026

ACQUISITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Purchase Date	Purchase Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

There were no acquisitions completed during the three months ended March 31, 2026.

Three Months Ended June 30, 2026
Mayfair Shopping Center	New York-Newark-Jersey City, NY-NJ	5/27/26	$70,000	221,010	99.1%	$22.84	LIDL, Gap Factory Store, Kids Empire, PGA TOUR Superstore, Planet Fitness
Vintage Marketplace	Houston-Pasadena-The Woodlands, TX	5/27/26	32,700	72,184	91.6%	28.42	Whole Foods Market (Amazon)
Stanford Station	Panama City-Panama City Beach, FL	6/23/26	15,125	96,844	98.6%	11.42	Academy Sports + Outdoors
Jones Crossing	College Station-Bryan, TX	6/23/26	46,500	163,472	100.0%	64.48	H-E-B
			$164,325	553,510

	TOTAL - SIX MONTHS ENDED JUNE 30, 2026		$164,325	553,510

(1) Data presented is as of the quarter end subsequent to the acquisition date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 17

DISPOSITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2026
Park Hills Plaza	Altoona, PA	1/26/26	$5,175	9,894	100.0%	$39.52	-
Spencer Square	Houston-Pasadena-The Woodlands, TX	1/29/26	30,750	181,888	95.1%	12.26	Kroger, bealls, Octapharma, Petco, Retro Fitness
Southland Shopping Center	Cleveland, OH	3/16/26	57,500	421,977	81.2%	14.67	Giant Eagle, Marc's, Crunch Fitness, Dollar Tree, Five Below, Marshalls, OfficeMax, Petco
Broadway	Houston-Pasadena-The Woodlands, TX	3/19/26	14,500	74,988	100.0%	14.55	El Ahorro Supermarket, Blink Fitness (Equinox), Melrose Fashions
			$107,925	688,747

Three Months Ended June 30, 2026
Farmington Crossroads	Detroit-Warren-Dearborn, MI	4/15/26	$11,250	85,168	100.0%	$12.73	Ollie's Bargain Outlet, True Value
Harpers Station	Cincinnati, OH-KY-IN	6/30/26	3,870	8,200	100.0%	34.02	-
			$15,120	93,368

	TOTAL - SIX MONTHS ENDED JUNE 30, 2026		$123,045	782,115

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 18

ANCHOR SPACE REPOSITIONING SUMMARY						↩ Table of Contents
Dollars in thousands

	Property Name	CBSA			Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS

New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2026
1	Arapahoe Crossings - Project III	Denver-Aurora-Centennial, CO			Remerchandise former buybuy BABY with a 12K SF Miniso and an additional retailer

In Process Projects
2	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA			Remerchandise former 24 Hour Fitness with a 37K SF specialty grocer
3	Arapahoe Crossings - Project II	Denver-Aurora-Centennial, CO			Remerchandise former Kohl's with a 54K SF Hobby Lobby and additional retailers
4	The Plaza at Buckland Hills	Hartford-West Hartford-East Hartford, CT			Remerchandise former JOANN and Party City with a 32K SF Ross Dress for Less and a 25K SF Nordstrom Rack
5	Colonial Commons - Orange	New Haven, CT			Remerchandise former Christmas Tree Shops with a 53K SF Big Y grocer
6	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL			Remerchandise former Big Lots with a 27K SF Marshalls and additional retailers
7	Regency Park Shopping Center	Jacksonville, FL			Remerchandise former Party City with an 11K SF NetCost Market grocer
8	Colonial Marketplace	Orlando-Kissimmee-Sanford, FL			Remerchandise former Burlington Stores with a 23K SF Sierra and additional retailers
9	Vineyards at Chateau Elan	Atlanta-Sandy Springs-Roswell, GA			Remerchandise former Publix with a 23K SF Sprouts Farmers Market and a 22K SF Ross Dress for Less
10	Westridge Court / Block 59	Chicago-Naperville-Elgin, IL-IN			Reconfigure and remerchandise former Bed Bath & Beyond with a 26K SF Wayfair Outlet (expanding from existing adjacent location) and a 16K SF L.L.Bean
11	Sun Ray Shopping Center - Project II	Minneapolis-St. Paul-Bloomington, MN-WI			Remerchandise former TJ Maxx and adjacent small shop space with a 19K SF Burlington Stores and additional retailers
12	Capitol Shopping Center	Concord, NH			Rightsize existing Burlington Stores to 23K SF to accommodate the addition of a 13K SF Boot Barn, a 10K SF Five Below, and a 9K SF Ulta
13	Old Bridge Gateway	New York-Newark-Jersey City, NY-NJ			Remerchandise former Robert Wood Johnson Fitness with a 22K SF Ross Dress for Less and additional retailers
14	Roanoke Plaza	New York-Newark-Jersey City, NY-NJ			Remerchandise former TJ Maxx with a 22K SF Ross Dress for Less and a 15K SF Boot Barn
15	Wilkes-Barre Township Marketplace	Scranton--Wilkes-Barre, PA			Remerchandise former Party City with a 16K SF NetCost Market grocer
16	Merchants Park	Houston-Pasadena-The Woodlands, TX			Combine multiple adjacent spaces for a 25K SF Marshalls

	Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	16	$79,200	$31,950	7% - 14%

STABILIZED ANCHOR SPACE REPOSITIONINGS

Projects Stabilized During the Three Months Ended March 31, 2026
1	Pine Tree Shopping Center	Portland-South Portland, ME			Remerchandise former Big Lots with a 25K SF ALDI
2	Northshore - Project II	Houston-Pasadena-The Woodlands, TX			Remerchandise and expand former Sellers Bros. with a 30K SF El Rancho (Heritage Grocers)

	Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	2	$4,550	10%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 19

OUTPARCEL DEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

				Stabilization	Net Estimated	Gross Costs	Expected
	Property Name	CBSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2026
1	Village at Mira Mesa	San Diego-Chula Vista-Carlsbad, CA	Construction of a 1K SF Dutch Bros. with a drive-thru	Dec-26	$150	$150	148%
2	Bay Forest	Houston-Pasadena-The Woodlands, TX	Construction of a 7K SF Mavis Tires & Brakes	Mar-27	50	50	124%
3	Lynn Marketplace	Boston-Cambridge-Newton, MA-NH	Construction of a 7K SF multi-tenant outparcel, including a 2K SF Chipotle, a 2K SF Panda Express, and an additional retailer	Sep-27	4,750	800	10%
4	Regency Park Shopping Center	Jacksonville, FL	Construction of a 5K SF Bank of America with a drive-thru	Dec-27	1,650	200	14%

	In Process Projects
5	Crown Point	Columbus, OH	Construction of a 0.3K SF Biggby Coffee with a drive-thru	Sep-26	150	—	38%
6	Wallkill Plaza	Kiryas Joel-Poughkeepsie-Newburgh, NY	Construction of a 5K SF Chick-fil-A	Dec-26	200	150	113%
7	Laurel Square	New York-Newark-Jersey City, NY-NJ	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Chipotle with a drive-thru and a 2K SF Quickway Japanese Hibachi; and construction of a 3K SF Starbucks with a drive-thru	Dec-26	3,650	2,700	14%
8	Hanover Square	Richmond, VA	Construction of two multi-tenant outparcels, including a 4K SF First Watch, a 2K SF Cava with a drive-thru, a 2K SF Habit Burger, and a 2K SF Panda Express	Dec-26	7,400	5,200	9%
9	Pacoima Center	Los Angeles-Long Beach-Anaheim, CA	Construction of a 3K SF Starbucks with a drive-thru	Mar-27	1,050	500	25%
10	Arvada Plaza	Denver-Aurora-Centennial, CO	Construction of a 3K SF PNC Bank with a drive-thru	Mar-27	500	200	12%
11	Northtown Plaza	Houston-Pasadena-The Woodlands, TX	Construction of a 2K SF Take 5 Oil Change	Mar-27	100	100	71%
12	Stratford Square	Bridgeport-Stamford-Danbury, CT	Construction of a 19K SF ALDI	Jun-27	3,100	550	7%
13	Town Square	Binghamton, NY	Construction of a 6K SF Chick-fil-A	Jun-27	200	150	7%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$22,950	$10,750	14%

				Stabilization		Net Project
	Property Name	CBSA	Project Description	Quarter		Costs (1,3)	NOI Yield (1,3)
STABILIZED OUTPARCEL DEVELOPMENTS

	Projects Stabilized During the Three Months Ended June 30, 2026
1	Venice Village	North Port-Bradenton-Sarasota, FL	Construction of a 2K SF Chipotle with a drive-thru	Jun-26		$1,750	10%
2	Martin Downs Village Center (2)	Port St. Lucie, FL	Construction of a 2K SF Chipotle with a drive-thru and a 2K SF Wendy's with a drive-thru	Jun-26		3,100	10%
3	Sunshine Square	New York-Newark-Jersey City, NY-NJ	Construction of a 2K SF Taco Bell	Jun-26		500	23%

	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$5,350	11%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $0.2M of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 20

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)
New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2026
1	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ	Redevelopment and reconfiguration of center to accommodate addition of a 13K SF specialty grocer, a 3K SF Paris Baguette, and additional retailers; and shopping center upgrades including landscaping, lighting, façade, signage, pylon improvements, and parking lot reconfigurations	18	Dec-27	$15,000	$900	8%
2	South Towne Centre	Dayton-Kettering-Beavercreek, OH	Redevelopment and reconfiguration of center to accommodate addition of a 51K SF VASA Fitness, a 25K SF HomeSense, an 18K SF Barnes & Noble, an 18K Sierra, and an additional retailer; and shopping center upgrades including façade renovations	29	Jun-28	13,700	550	10%
3	Market Plaza	Dallas-Fort Worth-Arlington, TX	Redevelopment and reconfiguration of shopping center including demolition of 23K SF to accommodate construction of a 26K SF Kirby Ice House including a 10K SF restaurant and 16K SF of outdoor seating and entertainment space; remerchandise 23K SF of retail space to accommodate additional retailers; and shopping center upgrades including façade renovations, landscaping enhancements, and related site improvements	27	Jun-28	10,200	600	12%

IN PROCESS REDEVELOPMENTS
4	Preston Park Village (2)	Dallas-Fort Worth-Arlington, TX	Redevelopment of former Kroger with a 24K SF HomeGoods and a 13K SF Petco; construction of a 3K SF outparcel; and shopping center upgrades including expansion and upgrade of existing outdoor dining patios, façade renovations, parking reconfiguration, and landscaping and signage enhancements	26	Sep-26	35,550	31,100	8%
5	Tinley Park Plaza (3)	Chicago-Naperville-Elgin, IL-IN	Redevelopment of former Walt's and adjacent space with a 22K SF Ross Dress for Less, a 9K SF Five Below, and additional retailers; construction of a 5K SF Fifth Third Bank outparcel; and shopping center upgrades including façade and roof renovations	22	Dec-26	11,550	11,600	13%
6	Hillcrest Market Place	Spartanburg, SC	Redevelopment and reconfiguration of adjacent small shop space to accommodate addition of a 6K SF J.Crew, a 5K SF Hallmark, and additional retailers surrounding a newly constructed outdoor community courtyard; and shopping center upgrades including façade, landscaping, and common area enhancements	38	Dec-26	5,000	3,450	10%
7	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ	Redevelopment of former Christmas Tree Shops with a 21K SF Sprouts Farmers Market and an additional retailer; remerchandise 19K SF of retail space with restaurants; and shopping center upgrades including façade renovations and parking lot reconfiguration	6	Mar-27	10,600	5,500	7%
8	Barn Plaza - Phase II	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolition of 49K SF former freestanding theater to accommodate construction of three multi-tenant outparcel buildings totaling 46K SF, including a 13K SF Pottery Barn, a 6K SF Burton's Grill & Bar, a 6K SF Williams Sonoma, a 5K SF Sephora, a 3K SF Shake Shack, a 2K SF Just Salad, a 2K SF Naya, and a 2K SF Starbucks with a drive-thru; and shopping center upgrades including new storm water management, lighting, landscaping, and signage, and improved vehicular and pedestrian connectivity	42	Jun-27	24,500	4,250	11%
9	Roosevelt Mall - Phase III	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 37K SF multi-tenant outparcel building at property entrance, including a 10K SF Ulta, a 6K SF Victoria's Secret, a 5K SF LOFT Outlet, a 3K SF Cava, a 3K SF Shake Shack, and additional retailers; reconfigure several existing small shop vacancies and remerchandise with a 13K SF Teso Life and additional retailers; and shopping center upgrades to align with previous phase improvements including façade and sidewalk renovations, new landscaping and signage, and common area enhancements	36	Sep-27	21,450	4,600	11%
10	Wynnewood Village - Phase V	Dallas-Fort Worth-Arlington, TX	Redevelopment of vacant outparcel pads, including the construction of a multi-tenant outparcel building for a 3K SF Cava and a 2K SF Chipotle, construction of a 3K SF Chase outparcel, and the construction of a 6K SF restaurant outparcel; reconfiguration of inline retail space to accommodate a 24K SF junior anchor and additional retailers; and shopping center upgrades including façade renovations, landscaping enhancements, and parking lot improvements	65	Sep-27	15,200	2,350	9%
11	Sunrise Town Center	Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of 52K SF former fitness center to accommodate construction of a 47K SF Publix; reconfigure and remerchandise several small shop spaces; and shopping center upgrades including façade renovations and parking lot improvements	17	Dec-27	12,050	600	14%
12	Pointe Orlando - Phase III	Orlando-Kissimmee-Sanford, FL	Remerchandise with relevant retailers including a two-story 18K SF Museum of Ice Cream and an additional retailer; and shopping center upgrades to align with previous phase improvements including façade, landscaping and lighting and common area enhancements including public seating areas and improved pedestrian plazas	17	Dec-27	12,500	3,050	23%
13	Circle Center	Hilton Head Island-Bluffton-Port Royal, SC	Demolition of 45K SF former BI-LO to accommodate construction of a 48K SF Publix; reconfigure and remerchandise several small shop spaces; and pedestrian improvements, including sidewalk access to new municipal park	7	Dec-27	12,550	700	6%
14	Rockland Plaza	New York-Newark-Jersey City, NY-NJ	Extensive reconfiguration of center including redevelopment of former Barnes & Noble and Petco with a 25K SF Nordstrom Rack, a 5K SF Ann Taylor Factory Store, a 4K SF Motion PT, and additional retailers; redevelopment and rightsize of former Modells Sporting Goods and Marshalls to accommodate a 30K SF Ross Dress for Less, a 29K SF Burlington Stores, a 2K SF Honeygrow, a 2K SF Naya, and additional retailers; remerchandise several small shop spaces including the addition of a 3K SF Quickway Hibachi; construction of a 5K SF outparcel; and shopping center upgrades including comprehensive façade renovations, new landscaping, site lighting and signage, and structural upgrades	27	Mar-28	29,450	5,800	12%
15	Westridge Court / Block 59 - Phase II	Chicago-Naperville-Elgin, IL-IN	Construction of two multi-tenant buildings totaling 22K SF surrounding the newly redeveloped restaurant, entertainment, and event district; and shopping center upgrades to align with previous phase improvements including new landscaping, signage, lighting, and improved vehicular and pedestrian circulation and connectivity	82	Jun-28	16,350	6,700	9%
	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$245,650	$81,750	10%

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 21

REDEVELOPMENT SUMMARY						↩ Table of Contents
Dollars in thousands

				Property	Stabilization	Net Project	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1,5)	Yield (1,5)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended March 31, 2026
1	Westridge Court / Block 59 - Phase I	Chicago-Naperville-Elgin, IL-IN	Redevelopment, reconfiguration, and rebranding of center, including the demolition of an underutilized two-story building, to accommodate the addition of a vibrant restaurant and entertainment district with an event plaza surrounded by several single-tenant buildings and outparcels including a 9K SF The Cheesecake Factory, an 8K SF Yard House, an 8K SF Ruth's Chris Steak House, a 3K SF Shake Shack, and a 2K SF Stan's Donuts; construction of additional multi-tenant outparcels including a 7K SF Piccolo Buco and a 4K SF First Watch and a 3K SF Velvet Taco, a 2K SF Crisp & Green, and a 2K SF Fresh Fin; and shopping center upgrades including new landscaping, signage, lighting, and improved vehicular and pedestrian circulation and connectivity	82	Mar-26	40,600	9%
2	Wynnewood Village - Phase IV (4)	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a 111K SF Target; remerchandise of existing anchor space with a 26K SF Burlington Stores; and shopping center upgrades including façade renovations, landscaping enhancements, signage upgrades, and parking lot improvements	65	Mar-26	32,650	9%
	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$73,250	9%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $0.2M of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs exclude $2.5M of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs exclude $3.4M of project specific credits (lease termination fees or other ancillary credits).
(5) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 22

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

MAJOR REDEVELOPMENTS
1	Village at Mira Mesa	San Diego-Chula Vista-Carlsbad, CA	Redevelopment of existing anchor space for potential residential rental component
2	Metro 580	San Francisco-Oakland-Fremont, CA	Redevelopment of existing anchor space for multiple retailers
3	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
4	Britton Plaza	Tampa-St. Petersburg-Clearwater, FL	Extensive repositioning and reconfiguration, densification of site
5	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and reposition of existing center with new anchor prototype
6	Kings Market	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center, densification of site
7	Northeast Plaza - Future Phases	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space for multiple retailers, densification of site
8	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
9	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ	Extensive repositioning and reconfiguration, densification of site
10	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	Redevelopment and repositioning of shopping center which may include site densification with addition of outparcel pad development
2	Chino Spectrum Towne Center	Riverside-San Bernardino-Ontario, CA	Redevelopment and repositioning of shopping center, densification of site
3	The Plaza at Buckland Hills	Hartford-West Hartford-East Hartford, CT	Redevelopment and repositioning of shopping center, densification of site
4	Colonial Commons - Orange	New Haven, CT	Redevelopment and repositioning of shopping center
5	23rd Street Station	Panama City-Panama City Beach, FL	Redevelopment and repositioning of shopping center
6	Panama City Square	Panama City-Panama City Beach, FL	Redevelopment and repositioning of shopping center, densification of site
7	East Port Plaza	Port St. Lucie, FL	Redevelopment and repositioning of shopping center
8	Rutland Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
9	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
10	Cosby Station	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center
11	High Point Centre	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center
12	North Riverside Plaza	Chicago-Naperville-Elgin, IL-IN	Redevelopment and reposition of rear portion of shopping center
13	Ridge Plaza	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center
14	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN	Redevelopment of existing anchor space for multiple retailers
15	Westridge Court / Block 59 - Future Phases	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center
16	Meridian Village	Indianapolis-Carmel-Greenwood, IN	Redevelopment and repositioning of shopping center
17	Burlington Square I, II & III - Future Phases	Boston-Cambridge-Newton, MA-NH	Redevelopment and repositioning of shopping center
18	Burning Tree Plaza	Duluth, MN-WI	Redevelopment of existing anchor space for multiple retailers
19	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
20	Wallkill Plaza	Kiryas Joel-Poughkeepsie-Newburgh, NY	Redevelopment of existing anchor spaces, remerchandise shop space and façade renovation
21	Mayfair Shopping Center (1)	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center, densification of site
22	Middletown Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment of existing anchor space for multiple retailers
23	Morris Hills Shopping Center - Future Phases	New York-Newark-Jersey City, NY-NJ	Densification of site, including multi-tenant outparcel development, potential multi-family component
24	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ	Densification of site, including multi-tenant outparcel development
25	Tinton Falls Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center
26	West Center	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center, densification of site
27	The Commons at Chancellor Park	Charlotte-Concord-Gastonia, NC-SC	Redevelopment and repositioning of shopping center
28	North Ridge Shopping Center	Raleigh-Cary, NC	Redevelopment of existing anchor space for multiple retailers, densification of site
29	Parkway Plaza	Winston-Salem, NC	Reposition of former anchors which may include site densification with addition of outparcel pad development

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 23

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

30	69th Street Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
31	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation
32	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
33	Warminster Towne Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and repositioning of shopping center, densification of site
34	Parmer Crossing	Austin-Round Rock-San Marcos, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
35	Jones Crossing (1)	College Station-Bryan, TX	Redevelopment and repositioning of shopping center, densification of site
36	Arboretum Village	Dallas-Fort Worth-Arlington, TX	Densification of site, including multi-tenant outparcel development
37	Preston Park Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
38	Stevens Park Village	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
39	Webb Royal Plaza	Dallas-Fort Worth-Arlington, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
40	Clear Lake Camino South	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
41	LaCenterra at Cinco Ranch	Houston-Pasadena-The Woodlands, TX	Redevelopment and repositioning of shopping center
42	Lake Pointe Village	Houston-Pasadena-The Woodlands, TX	Reposition of existing vacant space, densification of site

(1) Indicates project added to the pipeline during the three months ended June 30, 2026.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend, or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2025.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 24

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2026

PORTFOLIO OVERVIEW								↩ Table of Contents
Dollars in thousands, except per square foot amounts

		As of:
		6/30/26	3/31/26	12/31/25	9/30/25	6/30/25

Number of properties		346	344	348	354	360
GLA		62,507,837	62,055,877	62,684,741	63,368,510	63,621,719
Percent billed		90.4%	91.4%	91.6%	90.2%	89.7%
Percent leased		94.8%	95.1%	95.1%	94.1%	94.2%
TOTAL ≥ 10,000 SF		95.9%	96.5%	96.6%	95.4%	95.6%
TOTAL < 10,000 SF		92.6%	92.1%	92.2%	91.4%	91.2%
ABR		$1,072,017	$1,053,747	$1,049,958	$1,034,848	$1,017,857
ABR PSF		$19.33	$19.05	$18.77	$18.48	$18.07

PORTFOLIO BY UNIT SIZE AS OF 6/30/26
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	Percent of ABR	ABR PSF
≥ 35,000 SF	373	21,223,657	34.0%	92.7%	96.4%	$216,750	20.2%	$12.25
20,000 - 34,999 SF	474	12,334,455	19.7%	90.0%	95.9%	160,934	15.0%	13.70
10,000 - 19,999 SF	619	8,439,648	13.5%	90.6%	94.7%	136,390	12.7%	17.49
5,000 - 9,999 SF	1,091	7,532,560	12.0%	88.1%	93.5%	162,511	15.2%	24.24
< 5,000 SF	5,987	12,977,517	20.8%	88.1%	92.1%	395,432	36.9%	34.33
TOTAL	8,544	62,507,837	100.0%	90.4%	94.8%	$1,072,017	100.0%	$19.33

TOTAL ≥ 10,000 SF	1,466	41,997,760	67.2%	91.5%	95.9%	$514,074	47.9%	$13.81
TOTAL < 10,000 SF	7,078	20,510,077	32.8%	88.1%	92.6%	557,943	52.1%	30.62

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 26

PORTFOLIO COMPOSITION
Dollars in thousands

NATIONAL / REGIONAL AND LOCAL TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

↩ Table of Contents

Merchandise Mix	ABR	Percent of ABR

Restaurants	$194,398	18%
Grocery	146,661	14%
Personal services	86,248	8%
Off-price apparel	75,287	7%
Fitness / sports	65,706	6%
Medical	60,413	6%
Value apparel, shoes, accessories	57,966	4%
General merchandise (department, gift, etc.)	47,339	4%
Home décor	40,183	4%
Health & beauty	35,467	3%
Entertainment	32,307	3%
Financial services	28,817	3%
Pet	28,058	3%
General merchandise (discount / dollar)	27,018	3%
Hobby & crafts	23,880	2%
Electronics & appliance	23,582	2%
Sporting goods	19,233	2%
Home improvement	16,547	2%
Other (1)	62,907	6%

TOTAL	$1,072,017	100%

(1) Other represents categories with percent of ABR of 1% or less including auto, liquor, mail / shipping and other services, office supply, party, pharmacy, and professional services.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 27

TOP FORTY RETAILERS RANKED BY ABR								↩ Table of Contents
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA (1)	Percent of GLA (1)	ABR (1)	Percent of ABR (1)	ABR PSF (1)
1	The TJX Companies, Inc. (2)	96	2,692,031	4.3%	$36,591	3.4%	$13.59
2	The Kroger Co. (3)	43	2,938,034	4.7%	23,773	2.2%	8.09
3	Burlington Stores, Inc.	46	1,725,367	2.8%	21,629	2.0%	12.54
4	Ross Stores, Inc (4)	54	1,354,821	2.2%	18,541	1.7%	13.69
5	Publix Super Markets, Inc.	33	1,550,039	2.5%	16,537	1.5%	10.67
6	Dollar Tree Stores, Inc.	107	1,244,745	2.0%	16,041	1.5%	12.89
7	Amazon.com, Inc. / Whole Foods Market Services, Inc.	19	692,907	1.1%	13,025	1.2%	18.80
8	Five Below, Inc.	66	626,061	1.0%	13,018	1.2%	20.79
9	Ulta Beauty, Inc.	39	420,978	0.7%	10,695	1.0%	25.41
10	PetSmart, Inc.	28	609,077	1.0%	10,511	1.0%	17.26

		531	13,854,060	22.3%	180,361	16.7%	13.02

11	Albertson's Companies, Inc (5)	14	749,018	1.2%	10,100	0.9%	13.48
12	L.A Fitness International, LLC (6)	11	452,446	0.7%	9,241	0.9%	20.42
13	Ahold Delhaize (7)	13	736,178	1.2%	8,522	0.8%	11.58
14	PETCO Animal Supplies, Inc.	32	450,934	0.7%	8,379	0.8%	18.58
15	Kohl's Corporation	13	963,606	1.5%	7,451	0.7%	7.73
16	The Michaels Companies, Inc.	24	544,061	0.9%	7,383	0.7%	13.57
17	Sprouts Farmers Market, Inc.	10	268,112	0.4%	6,723	0.6%	25.08
18	Barnes & Noble, Inc. (8)	18	349,602	0.6%	6,344	0.6%	18.15
19	Best Buy Co., Inc.	12	434,051	0.7%	6,025	0.6%	13.88
20	JP Morgan Chase & Co.	27	101,988	0.2%	5,818	0.5%	57.05

		705	18,904,056	30.4%	256,347	23.8%	13.56

21	DICK's Sporting Goods, Inc. (9)	15	332,305	0.5%	5,400	0.5%	16.25
22	CVS Health	14	218,744	0.3%	5,095	0.5%	23.29
23	Trader Joe's Company, Inc.	14	184,594	0.3%	5,071	0.5%	27.47
24	Chipotle Mexican Grill, Inc.	38	94,449	0.2%	5,035	0.5%	53.31
25	Bath & Body Works, Inc.	43	190,906	0.3%	4,769	0.4%	24.98
26	Harbor Freight Tools	21	371,512	0.6%	4,662	0.4%	12.55
27	Gap, Inc. (10)	15	235,103	0.4%	4,645	0.4%	19.76
28	ALDI	17	474,794	0.8%	4,643	0.4%	9.78
29	H-E-B Grocery Company, LP (11)	3	262,133	0.4%	4,386	0.4%	16.73
30	National Vision, Inc.	40	144,135	0.2%	4,330	0.4%	30.04
31	Hobby Lobby Stores, Inc.	10	564,887	0.9%	4,320	0.4%	7.65
32	Starbucks Corporation	38	73,293	0.1%	4,255	0.4%	58.05
33	JD Sports Fashion Plc (12)	31	194,928	0.3%	4,212	0.4%	21.61
34	Wells Fargo & Company (13)	17	73,304	0.1%	4,069	0.4%	55.51
35	Designer Brands, Inc. (DSW)	13	249,833	0.4%	4,061	0.4%	16.25
36	Nordstrom, Inc.	7	197,488	0.3%	4,037	0.4%	20.44
37	Bank of America, NA	25	86,966	0.1%	3,982	0.4%	45.79
38	Skechers U.S.A., Inc.	22	207,583	0.3%	3,938	0.4%	18.97
39	AMC Entertainment	4	200,955	0.3%	3,863	0.4%	19.22
40	Staples, Inc. (14)	13	263,861	0.4%	3,737	0.3%	14.16

	TOTAL TOP 40 RETAILERS	1,105	23,525,829	37.6%	$344,857	32.1%	$14.66

(1) Includes only locations which are owned or guaranteed by the parent company. Excludes		(5) Includes Tom Thumb-3, Vons-3, Acme-2, Jewel-Osco-2, Albertsons-1, El Rancho (sublease)-1,				(10) Includes Old Navy-11, Gap Factory-3, and Athleta-1.
all franchise locations.		Shop & Save Market-1, and Star Market-1.				(11) Includes H-E-B-2 and Central Market-1.
(2) Includes T.J. Maxx-31, Marshalls-26, HomeGoods-20, Sierra-10, Marshalls/HomeGoods-4,		(6) Includes LA Fitness-6, Esporta Fitness-3, City Sports Club-1, and XSport Fitness-1.				(12) Includes America's Best Contacts & Eyeglasses-38 and Eyeglass World-2.
HomeSense-3, and T.J. Maxx/HomeGoods-2.		(7) Includes Giant Food-5, Super Stop & Shop-4, Food Lion-2, ShopRite (sublease)-1, and				(13) Includes Hibbett-17, DTLR-6, JD Sports-6, and Shoe Palace-2.
(3) Includes Kroger-29, King Soopers-5, Ralphs-3, Harris Teeter-2, Dillons-1, Food 4 Less-1,		non-grocer (sublease)-1.				(14) Includes Nordstrom Rack-7.
Pay Less-1, and Pick 'N Save-1.		(8) Includes Barnes & Noble-16 and Paper Source-2.
(4) Includes Ross Dress for Less-48 and dd's Discounts-6.		(9) Includes Foot Locker-5, Golf Galaxy-3, DICK'S Sporting Goods Warehouse Sale-2,
		DICK'S Sporting Goods-2, WSS-2, and Kids Foot Locker-1.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 28

NEW & RENEWAL LEASE SUMMARY												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF (1)	Third-Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 6/30/26	334	2,532,750	$50,350	$19.88	$3.82	$2.12	7.7	267	2,039,405	$19.50	$17.16	13.6%
Three months ended 3/31/26	285	1,994,943	41,739	20.92	4.12	2.86	6.9	220	1,494,165	20.97	17.62	19.0%
Three months ended 12/31/25	337	2,179,975	44,015	20.19	4.75	3.37	7.5	256	1,739,030	19.36	16.32	18.6%
Three months ended 9/30/25	323	2,638,011	49,678	18.83	1.92	1.66	7.2	268	2,248,504	17.76	15.74	12.8%
TOTAL - TWELVE MONTHS ENDED 6/30/26	1,279	9,345,679	$185,782	$19.88	$3.56	$2.44	7.3	1,011	7,521,104	$19.24	$16.63	15.7%

NEW & RENEWAL LEASES ONLY
Three months ended 6/30/26	267	1,423,280	$32,639	$22.93	$6.79	$3.77	9.7	200	929,935	$23.72	$19.92	19.1%
Three months ended 3/31/26	233	1,271,112	29,835	23.47	6.46	4.49	7.9	168	770,334	25.23	19.87	27.0%
Three months ended 12/31/25	293	1,453,359	34,007	23.40	7.13	5.05	8.8	212	1,012,414	23.36	18.81	24.2%
Three months ended 9/30/25	270	1,521,066	34,919	22.96	3.33	2.88	8.9	216	1,224,839	20.93	17.77	17.8%
TOTAL - TWELVE MONTHS ENDED 6/30/26	1,063	5,668,817	$131,400	$23.18	$5.88	$4.02	8.8	796	3,937,522	$23.05	$18.96	21.6%

NEW LEASES
Three months ended 6/30/26	112	633,541	$14,981	$23.65	$14.55	$8.16	10.5	46	190,521	$28.43	$21.65	31.3%
Three months ended 3/31/26	108	672,792	15,925	23.67	11.36	8.43	9.9	44	197,882	30.26	21.34	41.8%
Three months ended 12/31/25	158	933,708	21,583	23.12	10.06	7.79	10.6	77	492,763	22.79	16.92	34.7%
Three months ended 9/30/25	97	613,286	15,856	25.85	6.56	7.12	11.9	43	317,059	20.73	15.89	30.5%
TOTAL - TWELVE MONTHS ENDED 6/30/26	475	2,853,327	$68,345	$23.95	$10.61	$7.88	10.7	210	1,198,225	$24.37	$18.13	34.4%

RENEWAL LEASES
Three months ended 6/30/26	155	789,739	$17,658	$22.36	$0.56	$0.25	9.0	154	739,414	$22.50	$19.48	15.5%
Three months ended 3/31/26	125	598,320	13,910	23.25	0.96	0.06	5.7	124	572,452	23.49	19.37	21.3%
Three months ended 12/31/25	135	519,651	12,424	23.91	1.86	0.14	5.6	135	519,651	23.91	20.59	16.1%
Three months ended 9/30/25	173	907,780	19,063	21.00	1.15	0.02	6.8	173	907,780	21.00	18.42	14.0%
TOTAL - TWELVE MONTHS ENDED 6/30/26	588	2,815,490	$63,055	$22.40	$1.08	$0.11	7.0	586	2,739,297	$22.48	$19.32	16.4%

OPTION LEASES
Three months ended 6/30/26	67	1,109,470	$17,711	$15.96	$—	$—	5.1	67	1,109,470	$15.96	$14.85	7.5%
Three months ended 3/31/26	52	723,831	11,904	16.45	—	—	5.0	52	723,831	16.45	15.21	8.2%
Three months ended 12/31/25	44	726,616	10,008	13.77	—	—	5.0	44	726,616	13.77	12.86	7.1%
Three months ended 9/30/25	53	1,116,945	14,759	13.21	—	—	5.1	52	1,023,665	13.96	13.33	4.7%
TOTAL - TWELVE MONTHS ENDED 6/30/26	216	3,676,862	$54,382	$14.79	$—	$—	5.0	215	3,583,582	$15.04	$14.09	6.7%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 6/30/26						Twelve Months Ended 6/30/26
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	17%	1,758,649	69%	53%	$15.28	12.2%	17%	6,293,395	67%	49%	$14.38	14.5%
New & Renewal Leases Only	11%	805,866	57%	41%	16.60	22.3%	12%	3,134,098	55%	39%	16.20	26.2%
New Leases	13%	351,591	55%	40%	17.16	31.5%	14%	1,670,803	59%	43%	17.41	47.3%
Renewal Leases	10%	454,275	58%	42%	16.17	19.8%	10%	1,463,295	52%	34%	14.81	15.7%
Option Leases	42%	952,783	86%	76%	14.16	6.9%	42%	3,159,297	86%	73%	12.57	6.3%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	83%	774,101	31%	47%	$30.33	15.3%	83%	3,052,284	33%	51%	$31.22	16.8%
New & Renewal Leases Only	89%	617,414	43%	59%	31.19	17.2%	88%	2,534,719	45%	61%	31.81	19.2%
New Leases	88%	281,950	45%	60%	31.73	31.2%	86%	1,182,524	41%	57%	33.19	26.0%
Renewal Leases	90%	335,464	42%	58%	30.75	13.1%	90%	1,352,195	48%	66%	30.60	16.7%
Option Leases	58%	156,687	14%	24%	26.95	9.3%	58%	517,565	14%	27%	28.35	8.2%

(1) Excludes base building costs.
(2) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 29

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED							↩ Table of Contents
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	6/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25
NEW LEASES
Weighted average over lease term:
Base rent	$26.25	$26.75	$25.82	$25.06	$28.03	$24.49
Tenant improvements and allowances	(1.17)	(1.51)	(1.22)	(1.17)	(0.78)	(1.02)
Third-party leasing commissions	(0.78)	(0.77)	(0.83)	(0.80)	(0.70)	(0.70)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	24.30	24.47	23.77	23.09	26.55	22.77
Tenant specific landlord work (1)	(2.27)	(1.68)	(2.75)	(2.48)	(2.02)	(2.19)
NET EFFECTIVE RENT	$22.03	$22.79	$21.02	$20.61	$24.53	$20.58
Net effective rent before tenant specific landlord work /
base rent	93%	91%	92%	92%	95%	93%
Net effective rent / base rent	84%	85%	81%	82%	88%	84%
Weighted average term (years)	10.7	10.5	9.9	10.6	11.9	9.8

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	41%	38%	34%	38%	55%	43%
< 10,000 SF	59%	62%	66%	62%	45%	57%

LEASES SIGNED BUT NOT YET COMMENCED (2) (3)
As of 6/30/2026	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	80	2,159,941	$36,723	$17.00
< 10,000 SF	299	975,464	34,427	35.29
TOTAL	379	3,135,405	$71,150	$22.69

EXPECTED TIMING OF THE LEASES SIGNED BUT NOT YET COMMENCED
	2026 (remaining)	2027	2028+	Total
Projected Lease Commencements	$29,367	$36,791	$4,992	$71,150

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 500 basis points of total portfolio GLA ($71.2M in ABR), 60 basis points ($7.8M in ABR) of which represents leases on space that will be vacated by existing tenants in the near term.
(3) Includes only new leases and expansions of existing leases.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 30

LEASE EXPIRATION SCHEDULE																	↩ Table of Contents

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	189	598,219	1.0%	1.0%	$18.02	$18.02	12	189,314	0.5%	0.3%	$8.81	$8.81	177	408,905	2.2%	1.6%	$22.28	$22.28
2026	311	1,561,694	2.6%	2.2%	15.24	15.24	34	853,612	2.1%	1.5%	9.07	9.07	277	708,082	3.7%	2.9%	22.67	22.67
2027	1,057	7,345,351	12.4%	10.8%	15.82	15.91	161	4,862,630	12.1%	10.0%	10.59	10.61	896	2,482,721	13.1%	11.6%	26.07	26.29
2028	1,091	6,580,412	11.1%	11.5%	18.76	19.11	157	4,166,504	10.3%	10.3%	12.71	12.77	934	2,413,908	12.7%	12.6%	29.20	30.05
2029	1,009	7,890,774	13.3%	12.3%	16.73	17.21	172	5,567,820	13.8%	12.8%	11.81	11.89	837	2,322,954	12.2%	11.9%	28.54	29.97
2030	943	7,652,647	12.9%	12.1%	16.95	17.58	182	5,374,265	13.3%	12.6%	12.07	12.21	761	2,278,382	12.0%	11.6%	28.46	30.24
2031	787	6,546,814	11.0%	10.5%	17.15	18.31	150	4,654,940	11.6%	11.3%	12.49	12.92	637	1,891,874	10.0%	9.7%	28.59	31.56
2032	477	3,953,707	6.7%	6.6%	17.88	19.79	94	2,765,893	6.9%	6.9%	12.82	13.84	383	1,187,814	6.3%	6.3%	29.66	33.64
2033	450	3,042,774	5.1%	5.7%	20.16	22.74	77	1,830,713	4.5%	4.8%	13.53	14.77	373	1,212,061	6.4%	6.6%	30.17	34.78
2034	436	3,671,291	6.2%	6.4%	18.79	21.33	85	2,563,764	6.4%	6.6%	13.32	14.50	351	1,107,527	5.8%	6.2%	31.46	37.14
2035	400	3,091,834	5.3%	6.4%	21.75	25.37	83	2,076,463	5.2%	6.4%	15.72	17.61	317	1,015,371	5.2%	6.2%	34.07	41.22
2036+	752	7,344,626	12.4%	14.5%	21.18	25.39	192	5,376,581	13.3%	16.5%	15.71	18.16	560	1,968,045	10.4%	12.8%	36.12	45.16

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	189	598,219	1.0%	1.0%	$18.02	$18.02	12	189,314	0.5%	0.3%	$8.81	$8.81	177	408,905	2.2%	1.6%	$22.28	$22.28
2026	296	1,351,607	2.3%	1.9%	15.46	15.46	29	681,323	1.7%	1.1%	8.36	8.36	267	670,284	3.5%	2.7%	22.68	22.68
2027	774	3,299,136	5.6%	5.9%	18.83	19.00	67	1,554,191	3.9%	3.2%	10.58	10.62	707	1,744,945	9.2%	8.2%	26.18	26.45
2028	772	2,502,505	4.2%	5.7%	24.11	24.87	43	855,203	2.1%	2.3%	14.00	14.25	729	1,647,302	8.7%	8.7%	29.35	30.38
2029	638	2,101,960	3.5%	4.7%	24.19	25.52	27	607,381	1.5%	1.7%	14.44	15.06	611	1,494,579	7.9%	7.5%	28.15	29.77
2030	596	2,547,508	4.3%	5.2%	22.02	23.54	50	1,096,129	2.7%	3.1%	14.58	15.09	546	1,451,379	7.6%	7.2%	27.63	29.93
2031	491	2,215,044	3.7%	4.2%	20.46	22.72	35	1,053,764	2.6%	2.4%	11.70	12.34	456	1,161,280	6.1%	5.9%	28.40	32.13
2032	345	1,902,718	3.2%	3.5%	19.74	22.03	49	1,042,262	2.6%	2.6%	12.77	13.87	296	860,456	4.5%	4.3%	28.18	31.92
2033	335	2,015,177	3.5%	3.6%	19.38	21.93	56	1,186,392	2.9%	2.9%	12.61	13.71	279	828,785	4.4%	4.3%	29.07	33.69
2034	337	2,079,642	3.5%	3.7%	19.30	22.08	46	1,238,435	3.1%	2.8%	11.81	12.95	291	841,207	4.4%	4.6%	30.32	35.53
2035	361	2,629,475	4.4%	4.7%	19.26	22.04	68	1,779,064	4.4%	4.5%	13.09	14.22	293	850,411	4.5%	4.9%	32.16	38.40
2036+	2,768	36,037,152	60.8%	55.9%	16.60	21.87	917	28,999,041	72.0%	73.1%	12.93	16.90	1,851	7,038,111	37.0%	40.1%	31.72	42.32

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 6/30/26				79.4%	86.7%

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 31

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

PROPERTIES BY LARGEST US CBSAs									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest US CBSAs by 2024 Population		Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
	Top 50 Largest US CBSAs by Population		240	43,162,123	90.4%	94.6%	$771,842	$20.10	69.4%	69.1%	72.0%
	CBSAs Ranked 51 - 100 by Population		35	6,778,268	86.0%	92.7%	100,875	17.09	10.1%	10.8%	9.4%
	Other CBSAs		71	12,567,446	92.7%	96.9%	199,300	17.87	20.5%	20.1%	18.6%

	TOTAL		346	62,507,837	90.4%	94.8%	$1,072,017	$19.33	100.0%	100.0%	100.0%

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	9	21	3,984,058	93.2%	98.1%	$81,297	$23.94	6.1%	6.5%	7.7%
2	New York-Newark-Jersey City, NY-NJ	1	28	3,445,880	81.5%	89.0%	79,992	26.38	8.1%	5.5%	7.6%
3	Houston-Pasadena-The Woodlands, TX	5	27	3,936,547	91.6%	94.5%	69,751	18.96	7.8%	6.3%	6.6%
4	Chicago-Naperville-Elgin, IL-IN	3	15	3,859,127	86.1%	91.1%	57,946	16.95	4.3%	6.2%	5.5%
5	Dallas-Fort Worth-Arlington, TX	4	13	2,729,008	91.5%	96.6%	57,335	23.15	3.8%	4.4%	5.4%
6	Los Angeles-Long Beach-Anaheim, CA	2	11	1,894,229	91.4%	98.5%	47,349	27.63	3.2%	3.0%	4.4%
7	Atlanta-Sandy Springs-Roswell, GA	8	20	2,945,602	93.0%	96.8%	43,962	16.12	5.8%	4.7%	4.1%
8	Tampa-St. Petersburg-Clearwater, FL	17	12	2,240,534	90.9%	92.0%	34,614	17.90	3.5%	3.6%	3.2%
9	Cincinnati, OH-KY-IN	30	6	1,611,415	97.8%	98.7%	23,914	19.93	1.7%	2.6%	2.2%
10	Denver-Aurora-Centennial, CO	19	7	1,475,395	89.6%	95.3%	23,336	17.98	2.0%	2.4%	2.2%
	10 Largest CBSAs by ABR	—	160	28,121,795	90.2%	94.7%	519,496	20.88	46.3%	45.2%	48.9%

11	Naples-Marco Island, FL	136	5	1,067,602	94.3%	99.8%	23,249	22.17	1.3%	1.7%	2.2%
12	Orlando-Kissimmee-Sanford, FL	20	5	805,864	87.5%	93.5%	21,857	29.09	1.3%	1.3%	2.0%
13	Riverside-San Bernardino-Ontario, CA	12	5	962,914	96.0%	97.6%	21,577	28.89	1.3%	1.5%	2.0%
14	Miami-Fort Lauderdale-West Palm Beach, FL	6	7	1,051,536	88.9%	94.7%	19,919	20.54	2.0%	1.7%	1.9%
15	San Diego-Chula Vista-Carlsbad, CA	18	3	657,598	96.4%	99.5%	18,856	29.05	0.9%	1.1%	1.8%
16	Ann Arbor, MI	150	4	933,492	94.6%	98.1%	17,399	19.21	1.1%	1.5%	1.6%
17	Detroit-Warren-Dearborn, MI	14	6	1,273,049	96.3%	97.6%	16,933	15.04	1.7%	2.0%	1.6%
18	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,086,642	94.3%	95.0%	16,683	17.84	2.3%	1.7%	1.6%
19	Charlotte-Concord-Gastonia, NC-SC	21	4	1,301,437	92.2%	96.9%	16,279	14.18	1.1%	2.1%	1.5%
20	Hartford-West Hartford-East Hartford, CT	51	4	875,009	79.1%	87.4%	14,331	19.16	1.1%	1.4%	1.3%
	20 Largest CBSAs by ABR	—	211	38,136,938	90.7%	95.1%	706,579	20.84	60.4%	61.2%	66.4%

21	Boston-Cambridge-Newton, MA-NH	11	6	773,563	93.0%	95.1%	13,583	18.48	1.7%	1.2%	1.3%
22	Port St. Lucie, FL	106	5	700,265	95.3%	98.5%	12,534	18.34	1.3%	1.1%	1.2%
23	North Port-Bradenton-Sarasota, FL	62	5	745,713	97.0%	98.7%	12,132	16.64	1.3%	1.2%	1.1%
24	Binghamton, NY	204	4	750,730	94.1%	99.0%	12,105	16.46	1.1%	1.2%	1.1%
25	Vallejo, CA	120	1	519,266	93.1%	97.7%	12,063	23.98	0.3%	0.8%	1.1%
26	Nashville-Davidson--Murfreesboro--Franklin, TN	34	4	771,283	89.2%	97.8%	11,623	15.47	1.1%	1.2%	1.1%
27	Allentown-Bethlehem-Easton, PA-NJ	68	3	824,148	85.4%	88.9%	11,031	16.57	0.9%	1.3%	1.0%

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 32

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
28	San Francisco-Oakland-Fremont, CA	13	2	506,513	69.0%	69.9%	10,980	31.21	0.6%	0.8%	1.0%
29	Memphis, TN-MS-AR	46	1	649,252	85.4%	92.8%	10,008	17.52	0.3%	1.0%	0.9%
30	Indianapolis-Carmel-Greenwood, IN	33	2	709,560	90.3%	93.0%	8,822	13.63	0.6%	1.1%	0.8%
31	Jacksonville, FL	39	3	700,569	84.4%	87.2%	8,680	15.07	0.9%	1.1%	0.8%
32	Louisville/Jefferson County, KY-IN	44	4	697,417	93.1%	98.3%	8,462	12.67	1.1%	1.1%	0.8%
33	College Station-Bryan, TX	176	3	460,313	96.1%	98.8%	8,397	31.17	0.9%	0.7%	0.8%
34	Raleigh-Cary, NC	41	3	462,319	98.3%	98.6%	7,992	17.61	0.9%	0.7%	0.7%
35	Worcester, MA	70	3	526,403	95.5%	97.0%	7,260	16.89	0.9%	0.8%	0.7%
36	New Haven, CT	102	4	486,863	78.8%	90.5%	6,705	15.22	1.1%	0.8%	0.6%
37	Scranton--Wilkes-Barre, PA	104	2	618,431	96.8%	100.0%	6,703	24.45	0.6%	1.0%	0.6%
38	Milwaukee-Waukesha, WI	42	3	520,769	92.8%	93.8%	6,631	13.60	0.9%	0.8%	0.6%
39	Greensboro-High Point, NC	79	1	407,244	96.2%	100.0%	6,599	16.20	0.3%	0.7%	0.6%
40	Wilmington, NC	113	2	379,959	100.0%	100.0%	6,571	17.51	0.6%	0.6%	0.6%
41	Oxnard-Thousand Oaks-Ventura, CA	76	2	316,299	85.8%	97.7%	6,274	21.12	0.6%	0.5%	0.6%
42	Hilton Head Island-Bluffton-Port Royal, SC	205	3	321,481	81.6%	97.0%	6,215	19.92	0.9%	0.5%	0.6%
43	Atlantic City-Hammonton, NJ	154	2	315,530	92.2%	99.4%	5,806	18.51	0.6%	0.5%	0.5%
44	Kiryas Joel-Poughkeepsie-Newburgh, NY	86	3	401,205	77.2%	90.5%	5,772	17.20	0.9%	0.6%	0.5%
45	Panama City-Panama City Beach, FL	212	3	500,336	98.9%	99.1%	5,629	11.49	0.9%	0.8%	0.5%
46	Washington-Arlington-Alexandria, DC-VA-MD-WV	7	2	412,549	77.9%	90.5%	5,519	14.91	0.6%	0.7%	0.5%
47	Spartanburg, SC	139	1	372,103	95.8%	97.0%	5,468	15.49	0.3%	0.6%	0.5%
48	Cape Coral-Fort Myers, FL	73	1	281,822	97.3%	98.6%	5,259	19.42	0.3%	0.5%	0.5%
49	Manchester-Nashua, NH	130	2	234,324	96.8%	97.8%	5,043	23.69	0.6%	0.4%	0.5%
50	Dayton-Kettering-Beavercreek, OH	77	1	333,998	59.4%	92.1%	4,836	16.12	0.3%	0.5%	0.5%
	50 Largest CBSAs by ABR	—	292	53,837,165	90.5%	95.0%	951,281	19.85	83.8%	86.0%	89.0%

51	Boulder, CO	163	1	275,919	90.8%	90.8%	4,729	18.87	0.3%	0.4%	0.4%
52	Greenville-Anderson-Greer, SC	56	2	220,723	100.0%	100.0%	4,595	21.31	0.6%	0.4%	0.4%
53	Norwich-New London-Willimantic, CT	177	1	245,533	88.5%	92.5%	4,536	20.42	0.3%	0.4%	0.4%
54	Sacramento-Roseville-Folsom, CA	27	1	102,766	94.3%	100.0%	4,245	41.31	0.3%	0.2%	0.4%
55	Bakersfield-Delano, CA	64	1	240,068	100.0%	100.0%	4,166	17.66	0.3%	0.4%	0.4%
56	Winston-Salem, NC	87	2	351,938	80.1%	82.8%	3,985	14.31	0.6%	0.6%	0.4%
57	Cleveland, OH	35	2	221,051	99.4%	99.4%	3,937	18.33	0.6%	0.4%	0.4%
58	Greenville, NC	253	1	233,153	99.4%	99.4%	3,737	16.12	0.3%	0.4%	0.3%
59	Virginia Beach-Chesapeake-Norfolk, VA-NC	38	1	149,694	83.9%	92.2%	3,645	26.71	0.3%	0.2%	0.3%
60	Springfield, MA	119	2	321,398	92.2%	92.2%	3,468	16.14	0.6%	0.5%	0.3%
61	Pittsfield, MA	335	1	188,493	99.1%	100.0%	3,276	17.38	0.3%	0.3%	0.3%
62	Fresno, CA	49	1	200,166	96.2%	99.1%	3,271	16.49	0.3%	0.3%	0.3%
63	Richmond, VA	45	1	152,279	89.9%	99.3%	3,227	21.35	0.3%	0.2%	0.3%
64	Columbus, OH	32	2	277,000	94.6%	96.1%	3,214	12.47	0.6%	0.4%	0.3%
65	Concord, NH	285	1	196,545	74.4%	83.5%	3,139	20.39	0.3%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 33

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
66	Savannah, GA	128	2	214,679	97.3%	97.9%	3,113	14.80	0.6%	0.3%	0.3%
67	Roanoke, VA	167	2	311,149	99.3%	99.3%	3,015	12.05	0.6%	0.5%	0.3%
68	Bridgeport-Stamford-Danbury, CT	60	1	180,507	83.3%	94.1%	3,005	19.98	0.3%	0.3%	0.3%
69	Kansas City, MO-KS	31	2	286,525	94.9%	95.9%	2,865	10.43	0.6%	0.5%	0.3%
70	Santa Maria-Santa Barbara, CA	124	1	166,696	100.0%	100.0%	2,559	15.35	0.3%	0.3%	0.2%
71	Duluth, MN-WI	181	1	183,105	83.3%	93.0%	2,556	15.02	0.3%	0.3%	0.2%
72	Tucson, AZ	53	1	165,350	100.0%	100.0%	2,436	14.73	0.3%	0.3%	0.2%
73	Columbus, IN	439	1	143,740	96.9%	100.0%	2,428	16.89	0.3%	0.2%	0.2%
74	Flint, MI	140	1	164,632	99.0%	99.0%	2,409	14.88	0.3%	0.3%	0.2%
75	Trenton-Princeton, NJ	143	1	149,993	100.0%	100.0%	2,329	15.53	0.3%	0.2%	0.2%
76	Manhattan, KS	321	1	214,898	84.2%	94.4%	2,299	18.80	0.3%	0.3%	0.2%
77	Portland-South Portland, ME	103	1	287,459	89.5%	96.8%	2,273	20.71	0.3%	0.5%	0.2%
78	Ithaca, NY	382	1	204,405	71.1%	94.6%	2,153	11.13	0.3%	0.3%	0.2%
79	Toledo, OH	99	1	298,765	72.3%	88.8%	2,138	13.70	0.3%	0.5%	0.2%
80	Austin-Round Rock-San Marcos, TX	25	1	170,605	89.5%	89.5%	2,114	13.84	0.3%	0.3%	0.2%
81	Deltona-Daytona Beach-Ormond Beach, FL	84	1	184,379	74.8%	89.2%	2,101	12.77	0.3%	0.3%	0.2%
82	Crestview-Fort Walton Beach-Destin, FL	171	1	158,118	98.4%	98.4%	2,076	13.34	0.3%	0.3%	0.2%
83	Rutland, VT	552	1	223,314	91.9%	91.9%	2,037	9.93	0.3%	0.4%	0.2%
84	Lexington Park, MD	230	1	92,335	94.6%	100.0%	2,024	21.92	0.3%	0.1%	0.2%
85	Palm Bay-Melbourne-Titusville, FL	91	1	131,243	88.0%	89.4%	1,970	16.79	0.3%	0.2%	0.2%
86	Charleston-North Charleston, SC	71	1	174,094	94.9%	98.6%	1,934	11.42	0.3%	0.3%	0.2%
87	Murrells Inlet, SC	519	1	120,453	96.4%	96.4%	1,803	15.53	0.3%	0.2%	0.2%
88	Corbin, KY	301	1	166,026	99.0%	99.0%	1,658	10.08	0.3%	0.3%	0.2%
89	Lansing-East Lansing, MI	116	1	160,946	86.6%	86.6%	1,572	11.27	0.3%	0.3%	0.1%
90	Lafayette-West Lafayette, IN	214	1	132,027	100.0%	100.0%	1,551	11.75	0.3%	0.2%	0.1%
91	Corpus Christi, TX	122	1	84,667	95.3%	100.0%	1,491	17.61	0.3%	0.1%	0.1%
92	Modesto, CA	107	1	87,124	75.1%	100.0%	1,462	17.27	0.3%	0.1%	0.1%
93	St. Louis, MO-IL	23	1	137,408	69.6%	71.2%	1,424	15.05	0.3%	0.2%	0.1%
94	Knoxville, TN	61	1	119,360	55.3%	55.3%	1,051	15.93	0.3%	0.2%	0.1%
95	Parkersburg-Vienna, WV	433	1	75,344	100.0%	100.0%	884	11.73	0.3%	0.1%	0.1%
96	Muskegon-Norton Shores, MI	260	1	104,600	46.2%	46.2%	836	17.31	0.3%	0.2%	0.1%
TOTAL		—	346	62,507,837	90.4%	94.8%	$1,072,017	$19.33	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 34

PROPERTIES BY STATE										↩ Table of Contents
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	49	8,567,981	91.5%	94.8%	$150,020	$19.02	14.1%	13.6%	14.0%
2	Texas	45	7,381,140	91.8%	95.5%	139,088	20.88	13.0%	11.8%	13.0%
3	California	29	5,653,639	91.2%	95.9%	132,802	26.30	8.4%	9.0%	12.4%
4	New York	28	3,668,459	84.2%	93.7%	81,976	24.36	8.0%	5.9%	7.6%
5	Pennsylvania	21	4,236,098	91.8%	96.3%	75,874	22.95	6.0%	6.8%	7.1%
6	Illinois	15	3,859,127	86.1%	91.1%	57,946	16.95	4.3%	6.2%	5.4%
7	New Jersey	16	2,789,823	87.7%	92.4%	49,338	20.34	4.6%	4.5%	4.6%
8	Georgia	22	3,160,281	93.3%	96.8%	47,075	16.02	6.4%	5.0%	4.4%
9	North Carolina	13	3,136,050	93.7%	96.6%	45,163	15.60	3.8%	5.0%	4.2%
10	Michigan	13	2,636,719	93.3%	95.2%	39,149	16.44	3.8%	4.2%	3.7%
11	Connecticut	10	1,787,912	80.7%	89.6%	28,577	18.31	2.9%	2.9%	2.7%
12	Ohio	11	2,062,590	87.4%	95.6%	28,234	17.76	3.2%	3.3%	2.6%
13	Colorado	8	1,751,314	89.8%	94.6%	28,065	18.13	2.3%	2.8%	2.6%
14	Massachusetts	11	1,659,593	94.2%	95.4%	25,836	18.18	3.2%	2.7%	2.4%
15	Tennessee	6	1,539,895	85.0%	92.4%	22,682	16.34	1.7%	2.5%	2.1%
16	South Carolina	8	1,208,854	92.7%	97.7%	20,015	17.17	2.3%	1.9%	1.9%
17	Kentucky	6	1,543,082	96.2%	99.0%	19,925	14.53	1.7%	2.5%	1.9%
18	Minnesota	9	1,269,747	92.7%	94.7%	19,239	17.40	2.6%	2.0%	1.8%
19	Indiana	4	985,327	92.6%	95.0%	12,801	13.87	1.2%	1.6%	1.2%
20	Virginia	5	746,029	90.7%	94.6%	11,000	17.04	1.4%	1.2%	1.0%
21	New Hampshire	4	581,133	88.6%	93.0%	9,933	19.35	1.2%	0.9%	0.9%
22	Wisconsin	3	520,769	92.8%	93.8%	6,631	13.60	0.9%	0.8%	0.6%
23	Maryland	2	371,977	81.6%	96.3%	6,430	18.12	0.6%	0.6%	0.6%
24	Missouri	3	423,933	86.7%	87.9%	4,289	11.61	0.9%	0.7%	0.4%
25	Arizona	1	165,350	100.0%	100.0%	2,436	14.73	0.3%	0.3%	0.2%
26	Kansas	1	214,898	84.2%	94.4%	2,299	18.80	0.3%	0.3%	0.2%
27	Maine	1	287,459	89.5%	96.8%	2,273	20.71	0.3%	0.5%	0.2%
28	Vermont	1	223,314	91.9%	91.9%	2,037	9.93	0.3%	0.4%	0.2%
29	West Virginia	1	75,344	100.0%	100.0%	884	11.73	0.3%	0.1%	0.1%

TOTAL		346	62,507,837	90.4%	94.8%	$1,072,017	$19.33	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 35

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

1	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	$2,436	$14.73	Sam's Club*	Ace Pickleball Club, Big 5 Sporting Goods, CareMore, Dollar Tree, Jumping Cholla	—
2	Bakersfield Plaza	Bakersfield	CA	Bakersfield-Delano, CA	1970	240,068	100.0%	4,166	17.66	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Kids Empire, Ross Dress for Less	Hobby Lobby
3	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	100.0%	5,911	32.96	Ralphs (Kroger)	Boot Barn, HomeGoods, World Market	—
4	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	95.2%	3,333	28.85	Trader Joe's*	CVS, Harbor Freight Tools	—
5	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	98.3%	1,660	25.01	Stater Bros.	—	—
6	Chino Spectrum Towne Center	Chino	CA	Riverside-San Bernardino-Ontario, CA	2002	461,246	96.8%	10,313	32.59	H Mart, Sam's Club*, Walmart Supercenter*	Best Buy, BevMo, Big 5 Sporting Goods, DSW, Kohl's, Marshalls, Nordstrom Rack, Skechers, Tilly's, Ulta Beauty	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,200	100.0%	3,224	26.17	Sprouts Farmers Market	Burlington Stores, Chuze Fitness	—
8	The Davis Collection	Davis	CA	Sacramento-Roseville-Folsom, CA	2025	102,766	100.0%	4,245	41.31	Trader Joe's	Nordstrom Rack, PetSmart, Ulta Beauty	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	100.0%	1,924	19.51	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,370	97.4%	3,582	29.57	Major Market, Trader Joe's	FunBox	—
11	Arbor Faire	Fresno	CA	Fresno, CA	1995	200,166	99.1%	3,271	16.49	Smart & Final Extra! (Chedraui USA)	Boot Barn, PetSmart, The Home Depot	DICK's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	100.0%	2,559	15.35	ALDI	Boot Barn, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Petco, Ulta Beauty	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	87,124	100.0%	1,462	17.27	Grocery Outlet	dd's Discounts (Ross), Ross Dress for Less	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	278,631	96.3%	6,379	24.06	Albertsons	Best Buy, CVS, Kohl's, Optum Urgent Care, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	100.0%	2,661	22.05	Barons Market	Dollar Tree, UFC Gym	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	215,930	100.0%	2,985	13.99	Food 4 Less (Kroger)	AutoZone, Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	1996	177,573	14.2%	694	27.48	—	—	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	2019	328,940	100.0%	10,286	31.49	99 Ranch Market, Trader Joe's	CVS, Fitness 19, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	2025	258,685	97.0%	7,218	28.77	ALDI	Dollar Tree, East West Bank, Goodwill, Marshalls/HomeGoods, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	96.7%	5,727	34.85	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,497	30.74	Stater Bros.	—	—
22	Village at Mira Mesa	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	434,634	100.0%	13,350	31.09	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, Childtime Childcare, CVS, Marshalls, Michaels, Petco	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	163,433	97.4%	4,413	27.73	Smart & Final Extra! (Chedraui USA)	Harbor Freight Tools, T.J. Maxx	Big 5 Sporting Goods, Burlington Stores
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	4,165	38.15	Trader Joe's	Petco, Ross Dress for Less, T.J. Maxx	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	4,448	29.91	El Super (Chedraui USA), Walmart Supercenter	Chuze Fitness, Five Below, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	187,930	99.4%	2,941	16.20	Vons (Albertsons)	Ace Hardware, Big 5 Sporting Goods, CVS, Dollar Tree, Planet Fitness, Regency Theaters	—
27	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2024	201,682	96.5%	4,325	30.00	Stater Bros.	Burlington Stores, Dollar Tree, Five Below, Harbor Freight Tools, Kahoots	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	97.7%	1,382	26.60	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	100.0%	2,618	26.41	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo, CA	2023	519,266	97.7%	12,063	23.98	Costco*	Boot Barn, Century Theatres, City Sports Club, DSW, Goodwill, Mancini's Sleepworld, Marshalls, Michaels, Petco, PetSmart, Ross Dress for Less, Sky Zone, Ulta Beauty	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Centennial, CO	1994	93,904	100.0%	1,057	11.63	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Centennial, CO	1996	475,490	90.3%	7,886	18.56	King Soopers (Kroger)	2nd & Charles, Ace Hardware, Ace Pickleball, Activate, AMC, Boot Barn, Burlington Stores, Goldfish Swim School, Hobby Lobby, Miniso, Planet Fitness	—
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Centennial, CO	1996	178,013	100.0%	2,457	14.29	King Soopers (Kroger)	Chuze Fitness, Gen X	—
34	Broomfield Town Centre	Broomfield	CO	Denver-Aurora-Centennial, CO	1998	175,368	95.7%	3,414	22.67	King Soopers (Kroger)	Petco	The Home Depot

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 36

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

35	Villa Monaco	Denver	CO	Denver-Aurora-Centennial, CO	1978	121,101	96.6%	2,140	18.28	—	Chuze Fitness	—
36	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Centennial, CO	2013	113,830	100.0%	1,452	39.76	King Soopers (Kroger)	—	—
37	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	90.8%	4,729	18.87	Whole Foods Market (Amazon), Costco*, SuperTarget*	Barnes & Noble, Boot Barn, Chuck E. Cheese, Goldfish Swim School, Michaels, PetSmart, T.J. Maxx, Ulta Beauty	—
38	Westminster City Center	Westminster	CO	Denver-Aurora-Centennial, CO	2024	317,689	96.2%	4,930	16.13	Trader Joe's	Barnes & Noble, Cavender's Boot City, David's Bridal, Dollar Tree, DSW, Golf Galaxy, Hyper Kidz, Petco, Ross Dress for Less, Sierra, The Tile Shop, Ulta Beauty	—
39	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	108,167	94.0%	3,056	30.07	Whole Foods Market (Amazon)	Petco	—
40	Parkway Plaza	Hamden	CT	New Haven, CT	2006	72,353	100.0%	1,228	16.97	Price Rite Marketplace (Wakefern)	—	The Home Depot
41	The Manchester Collection (2)	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	310,649	86.4%	3,420	13.59	Walmart Supercenter*	Advance Auto Parts, Dollar Tree, DSW, Edge Fitness, Lava Island, Pickleball Kingdom, Savers	—
42	The Plaza at Buckland Hills	Manchester	CT	Hartford-West Hartford-East Hartford, CT	1987	306,299	100.0%	6,265	20.45	Trader Joe's	Burlington Stores, Dollar Tree, K&G Fashion, Marshalls, Michaels, Nordstrom Rack, PetSmart, Ross Dress for Less, Total Wine & More, Ulta Beauty	—
43	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	59.0%	1,590	17.99	Price Chopper (Northeast Grocery)	—	—
44	North Haven Crossing	North Haven	CT	New Haven, CT	1993	102,787	93.8%	1,728	17.93	—	Barnes & Noble, Dollar Tree, HomeGoods, PetSmart	—
45	Colonial Commons - Orange	Orange	CT	New Haven, CT	1996	133,786	79.3%	1,065	10.04	Big Y	—	—
46	Stratford Square	Stratford	CT	Bridgeport-Stamford-Danbury, CT	1984	180,507	94.1%	3,005	19.98	ALDI	Esporta Fitness, Five Below, Marshalls	—
47	Waterbury Plaza	Waterbury	CT	New Haven, CT	2000	177,937	93.1%	2,684	16.20	Super Stop & Shop (Ahold Delhaize)	Dollar Tree, Joey'z Shopping Spree	Target
48	Waterford Commons	Waterford	CT	Norwich-New London-Willimantic, CT	2004	245,533	92.5%	4,536	20.42	—	Books-A-Million, DICK'S Sporting Goods, DSW, Michaels, Tractor Supply Co., Ulta Beauty	Best Buy, Raymour & Flanigan
49	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,822	98.6%	5,259	19.42	Publix	bealls, Burlington Stores, Gold's Gym, Kohl's, NewSouth Window Solutions	—
50	Coastal Way - Coastal Landing (2)	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	393,249	100.0%	6,751	20.12	BJ's Wholesale Club, Sprouts Farmers Market	Belk, Burlington Stores, HomeGoods, Marshalls, Michaels, Petco, Ulta Beauty	—
51	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,729	98.9%	8,136	27.36	Costco*, SuperTarget*	Burlington Stores, Dollar Tree, Five Below, Golf Galaxy, Michaels, PetSmart, Ross Dress for Less, Ulta Beauty	Lowe's
52	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	263,646	92.7%	4,518	18.64	Publix	Burlington Stores, Harvest Church, Off the Wall Trampoline, Planet Fitness, Sanitas Medical Center	—
53	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,483	86.2%	2,127	27.26	—	Broward County Library, CVS	—
54	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	184,379	89.2%	2,101	12.77	Publix	Marshalls, Planet Fitness, Tractor Supply Co.	—
55	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	98.4%	2,076	13.34	Publix, ALDI*	bealls, Books-A-Million, Office Depot, T.J. Maxx	—
56	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	972	11.14	Winn-Dixie (The Winn-Dixie Company)	Ace Hardware, Family Dollar	—
57	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	334,647	80.8%	3,252	13.35	NetCost Market	bealls, Crunch Fitness, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	—
58	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	100.0%	2,246	22.87	—	Esporta Fitness, La Familia Pawn & Jewelry	—
59	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	135,820	100.0%	3,028	22.68	Walmart Neighborhood Market	Walgreens	—
60	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	185,675	95.0%	2,099	12.08	Publix	Dollar Tree, Staples	—
61	Marco Town Center	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	98.8%	3,420	31.59	Publix	—	—
62	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2023	231,536	100.0%	5,345	25.23	Fresco y Más	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	—
63	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	99.5%	2,872	14.94	Publix	Burlington Stores, HomeGoods, Planet Fitness	—
64	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,579	100.0%	6,586	21.48	Trader Joe's	Chuck E. Cheese, Connors Steak and Seafood, Dollar Tree, Haverty's Furniture, Hobby Lobby, HomeSense, Marshalls	—
65	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	4,551	22.94	Publix	Marshalls, Office Depot, PGA TOUR Superstore	—
66	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,441	100.0%	5,820	23.95	The Fresh Market	Barnes & Noble, Burlington Stores, Dollar Tree, HomeGoods, Sierra, T.J. Maxx	—
67	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	91.1%	1,064	14.39	Publix	—	—
68	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	134,071	77.5%	2,665	25.65	—	LA Fitness, Sierra	Target
69	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	96.0%	1,219	16.63	Publix	—	—

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 37

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

70	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,467	20.18	Seabra Foods	Office Depot	—
71	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2026	422,698	95.4%	14,260	35.37	—	Activate, Capital Grille, Cuba Libre, Dick's Last Resort, FunnyBone, Hampton Social, Main Event, Maggiano's Little Italy, Monkey Joe's, Museum of Ice Cream, Regal Cinemas, Rodizio Grill, Sports & Social, Wonderworks	—
72	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	881	13.65	Publix	—	—
73	Martin Downs Village Center (2)	Palm City	FL	Port St. Lucie, FL	1987	167,145	98.2%	3,912	24.80	—	Goodwill, Walgreens	—
74	23rd Street Station	Panama City	FL	Panama City-Panama City Beach, FL	1995	98,827	98.7%	1,626	16.67	Publix	—	—
75	Panama City Square	Panama City	FL	Panama City-Panama City Beach, FL	1989	304,665	99.5%	2,913	9.81	Walmart Supercenter	Harbor Freight Tools, HomeGoods, T.J.Maxx	—
76	Stanford Station	Panama City	FL	Panama City-Panama City Beach, FL	1986	96,844	98.6%	1,090	11.42	—	Academy Sports + Outdoors	—
77	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	2024	222,142	99.7%	3,838	17.32	Publix	Fortis Institute, Goodwill, Urban Air Adventure Park, Walgreens	—
78	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	97.5%	1,462	15.76	ALDI	—	—
79	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	820	14.38	Winn-Dixie (The Winn-Dixie Company)	—	—
80	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	93.9%	949	25.65	SuperTarget*	—	—
81	Beneva Village Shoppes	Sarasota	FL	North Port-Bradenton-Sarasota, FL	2020	144,078	100.0%	3,082	21.39	Publix	Archwell Health, Fitness Premier, Harbor Freight Tools	—
82	Sarasota Village	Sarasota	FL	North Port-Bradenton-Sarasota, FL	1972	173,654	98.7%	2,522	15.08	Publix	Crunch Fitness, HomeGoods, Ross Dress For Less	—
83	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	131,243	89.4%	1,970	16.79	Publix	Home Centric, Planet Fitness	—
84	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	100.0%	2,313	14.76	Sprouts Farmers Market	bealls, Burlington Stores, T.J. Maxx	—
85	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	276,100	90.9%	4,456	18.17	Publix	Bealls Florida, Burlington Stores, Michaels, Petco	—
86	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	134,196	79.7%	2,200	21.01	Publix	CVS	—
87	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,348	9.12	ALDI	bealls	—
88	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	175,065	81.5%	2,463	17.38	Winn-Dixie (The Winn-Dixie Company)	Chuck E. Cheese, Crunch Fitness	—
89	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	96.9%	2,441	16.65	Publix	Relive Health	—
90	Sunrise Town Center (3)	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2026	104,972	88.7%	1,853	19.90	Patel Brothers, Publix	Dollar Tree	Walmart
91	Britton Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1958	465,639	81.1%	3,497	11.10	Publix	Burlington Stores, Conviva Care Center, Dollar Tree, Marshalls, Michaels, Pet Supermarket	—
92	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	93.4%	1,930	22.29	Publix	Phenix Salon Suites	—
93	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	98.5%	1,537	18.43	—	Dollar Tree, Ross Dress for Less	—
94	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	91.6%	2,555	19.14	Publix	Petco, T.J. Maxx	—
95	Venice Plaza	Venice	FL	North Port-Bradenton-Sarasota, FL	1999	140,345	97.6%	1,216	8.88	ALDI	T.J. Maxx/HomeGoods	—
96	Venice Shopping Center	Venice	FL	North Port-Bradenton-Sarasota, FL	2000	109,801	100.0%	1,097	9.99	Publix	—	—
97	Venice Village	Venice	FL	North Port-Bradenton-Sarasota, FL	2022	177,835	97.5%	4,215	24.65	Publix	Gifts and More at The Paper Store, Planet Fitness	—
98	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	291,622	98.9%	4,505	21.22	—	Barnes & Noble, Cooper's Hawk Winery & Restaurant, DSW, Macy's Furniture Gallery, REI, T.J. Maxx	Burlington Stores, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
99	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	425,582	96.2%	6,601	16.51	City Farmers Market	Burlington Stores, dd's Discounts (Ross), Dollar General, Dollar Tree, Goodwill, NCG Cinemas, Octapharma	—
100	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	96.0%	605	9.52	Food Depot	Dollar Tree	—
101	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,504	96.6%	1,875	24.41	Sprouts Farmers Market	Ross Dress for Less	—
102	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	100.0%	895	13.30	Publix	—	—
103	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	98.8%	1,500	16.00	Kroger	—	—
104	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	90.1%	839	11.97	Publix	—	—
105	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	81.1%	810	21.49	Kroger*	—	—

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 38

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

106	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	91.9%	1,658	11.71	Food Depot	Staples	—
107	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,693	100.0%	3,153	14.80	ALDI	Best Buy, Michaels, Nordstrom Rack, PetSmart	—
108	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	98.8%	1,527	15.93	Publix	—	—
109	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	89.8%	1,591	16.73	Publix	—	—
110	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	2023	221,201	95.5%	2,600	12.31	—	Burlington Stores, DashMart, dd's Discounts (Ross), Dollar Tree, Five Below, Michaels, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
111	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	56,176	100.0%	1,081	19.66	—	Crunch Fitness	—
112	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	115,304	97.7%	1,558	14.73	Kroger	—	—
113	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	144,351	94.9%	2,337	17.06	Kroger	—	—
114	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2016	105,791	100.0%	2,382	22.52	—	Planet Fitness	—
115	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	100.0%	1,137	12.17	—	PGA TOUR Superstore	—
116	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2005	275,144	97.6%	3,727	13.88	Publix	Ace Pickleball Club, Frontgate, Sky Zone	—
117	Victory Square	Savannah	GA	Savannah, GA	2007	113,217	98.6%	1,891	16.94	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
118	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	184,185	100.0%	3,581	19.44	Kroger	DaVita Dialysis	—
119	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	97.2%	1,222	12.39	Kroger	—	—
120	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	1999	199,663	95.8%	4,239	22.17	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese, Dollar Tree, Kirkland's, Petco, Ulta Beauty	—
121	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	2000	151,643	72.0%	1,974	18.07	Swadeshi	Harbor Freight Tools, Slick City	Kohl's
122	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN	2006	196,445	99.0%	2,553	13.13	Shop & Save Market (Albertsons)	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
123	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN	1998	212,212	97.1%	3,135	17.16	—	Discovery Clothing, Dollar Tree, KPot Korean BBQ & Hot Pot, Marshalls, Pep Boys, Ross Dress for Less, Shoe Carnival, XSport Fitness	The Home Depot
124	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN	1992	537,964	93.0%	5,965	12.65	Tony's Fresh Market (Heritage Grocers)	AMC, Burlington Stores, Dollar Tree, Hollywood Park, National Tire & Battery, OfficeMax, PetSmart, Planet Fitness, Ross Dress for Less, Skechers	—
125	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN	1987	273,060	85.7%	3,074	13.13	Jewel-Osco (Albertsons)	D-BAT, Harbor Freight Tools, VASA Fitness	Hobby Lobby
126	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN	2005	347,503	100.0%	5,256	15.13	Whole Foods Market (Amazon)	At Home, Five Below, Kohl's, Petco, Shoe Carnival	—
127	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN	2006	171,530	82.3%	1,908	13.52	—	Bear Paddle Swim School, Lava Island	—
128	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN	1997	106,683	84.5%	1,455	16.14	Sunset Foods	—	—
129	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN	2019	240,345	70.1%	2,616	15.54	—	Altitude Trampoline Park, LA Fitness	—
130	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN	1997	118,281	93.8%	1,837	17.48	Jewel-Osco (Albertsons)	Planet Fitness	—
131	Westridge Court / Block 59 (2) (3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN	2026	569,671	91.9%	12,594	25.64	—	Discovery Clothing, Edge Fitness, Five Below, La-Z-Boy Furniture, L.L.Bean, Momentum Climbing Gym, Star Cinema Grille, Ulta Beauty, Walter E. Smithe, Wayfair Outlet, World Market	—
132	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN	2007	385,275	95.1%	4,762	12.99	—	Best Buy, Burlington Stores, Kohl's, Michaels, Petco, Ulta Beauty	—
133	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN	1990	102,289	100.0%	2,525	24.68	Whole Foods Market (Amazon)	Skechers	—
134	Tinley Park Plaza (3)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN	2026	246,563	92.7%	4,053	18.11	—	Burlington Stores, Dollar Tree, Planet Fitness, Ross Dress for Less, The Tile Shop	—
135	Meridian Village	Carmel	IN	Indianapolis-Carmel-Greenwood, IN	1990	130,431	100.0%	1,564	11.99	—	Ollie's Bargain Outlet	—
136	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	100.0%	2,428	16.89	—	Burlington Stores, Five Below, HomeGoods, T.J. Maxx	Target
137	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Greenwood, IN	2022	579,129	91.4%	7,258	14.04	Kroger	Aaron's, Burlington Stores, Dollar Tree, Empire Beauty School, Harbor Freight Tools, HealthNet, Indiana Bureau of Motor Vehicles, Kohl's, Mattress Firm, Oak Street Health, Petco, pOpshelf, Ross Dress for Less, T.J. Maxx	—
138	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,551	11.75	Pay Less (Kroger)	—	—
139	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	94.4%	2,299	18.80	Dillons (Kroger)	Marshalls, Sierra	—

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 39

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

140	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	679,639	99.8%	9,805	18.20	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Boot Barn, Burlington Stores, Chuck E. Cheese, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, KPot Korean BBQ & Hot Pot, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Shoe Carnival, Sierra, Staples, T.J. Maxx, Ulta Beauty	—
141	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	205,888	98.6%	2,082	10.79	—	Ace Pickleball Club, CVS, Dollar Tree, Tractor Supply Co.	—
142	London Marketplace	London	KY	Corbin, KY	1994	166,026	99.0%	1,658	10.08	Kroger	bealls, Kohl's, Marshalls, Planet Fitness	—
143	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	98.6%	2,265	13.14	Kroger	Petco	—
144	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,747	96.1%	1,944	13.50	Kroger	Anytime Fitness	—
145	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	100.0%	2,171	13.66	Kroger Marketplace	—	—
146	Acton Plaza	Acton	MA	Boston-Cambridge-Newton, MA-NH	1972	137,572	97.8%	2,797	20.78	Roche Bros	T.J. Maxx/HomeGoods	—
147	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	140,488	95.3%	1,273	9.51	America's Food Basket	Citi Trends, Crunch Fitness	—
148	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	2025	79,458	80.9%	2,759	42.94	—	Staples	Duluth Trading Co.
149	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	89.5%	1,757	15.05	Super Stop & Shop (Ahold Delhaize)	Ocean State Job Lot	—
150	WaterTower Plaza	Leominster	MA	Worcester, MA	2025	295,840	99.0%	4,386	15.24	—	Barnes & Noble, Five Below, Michaels, Ocean State Job Lot, Petco, Staples, T.J. Maxx, The Paper Store	—
151	Lunenburg Crossing	Lunenburg	MA	Worcester, MA	1994	25,515	58.8%	216	14.40	Hannaford Bros.*	—	Walmart
152	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	83,025	100.0%	2,064	24.86	Stop And Compare	Crunch Fitness	—
153	Webster Square	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	94.3%	2,939	17.04	Star Market (Albertsons)	Marshalls/HomeGoods, Ocean State Job Lot	—
154	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,493	100.0%	3,276	17.38	Market 32 (Northeast Grocery)	Barnes & Noble, Burlington Stores, Michaels, Ulta Beauty	The Home Depot, Walmart
155	Westgate Plaza	Westfield	MA	Springfield, MA	1996	125,403	96.4%	1,711	17.44	ALDI	Ocean State Job Lot, PetSmart, T.J. Maxx	—
156	Perkins Farm Marketplace	Worcester	MA	Worcester, MA	1967	205,048	98.8%	2,658	20.92	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
157	South Plaza Shopping Center	California	MD	Lexington Park, MD	2005	92,335	100.0%	2,024	21.92	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
158	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2022	279,642	95.1%	4,406	16.79	Giant Food (Ahold Delhaize)	Ocean State Job Lot, Planet Fitness, Ross Dress for Less, Ulta Beauty	—
159	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,459	96.8%	2,273	20.71	ALDI	Crunch Fitness, Dollar Tree, Lowe's, O'Reilly Auto Parts	—
160	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,515	100.0%	7,925	19.91	Kroger	Boot Barn, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, OfficeMax, Old Navy, Petco, Ross Dress for Less, Skechers, Ulta Beauty	—
161	Huron Village	Ann Arbor	MI	Ann Arbor, MI	2003	118,482	99.1%	3,061	27.16	Whole Foods Market (Amazon)	Barnes & Noble, Walgreens	—
162	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	288,733	95.6%	5,210	18.87	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra, Ulta Beauty	—
163	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	92.8%	1,057	13.34	Busch’s Fresh Food Market	Ace Hardware	—
164	Silver Pointe Shopping Center (2)	Fenton	MI	Flint, MI	1996	164,632	99.0%	2,409	14.88	VG's Grocery (C&S Wholesale Grocers, LLC)	Dunham's Sports	Five Below, Michaels, Old Navy, T.J. Maxx
165	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	86.6%	1,572	11.27	—	Dollar Tree, DXL Destination XL, Funcity Adventure Park, Planet Fitness	—
166	Lakes Crossing	Muskegon	MI	Muskegon-Norton Shores, MI	2008	104,600	46.2%	836	17.31	—	Shoe Carnival, Ulta Beauty	—
167	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	299,467	98.2%	3,852	13.27	Sun Valley Supermarket	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Harbor Freight Tools, Octapharma, Ross Dress for less	—
168	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,768	96.7%	7,505	21.88	—	Barnes & Noble, DSW, Emagine Theatre, Harbor Freight Tools, Kohl's, Old Navy, Petco, T.J. Maxx, Ulta Beauty	Target
169	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,781	100.0%	1,271	12.49	ALDI*	Citi Trends, Planet Fitness	Burlington Stores, Forman Mills
170	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	155,553	100.0%	1,308	8.45	—	Dunham's Sports, Tractor Supply Co., Urban Air Adventure Park	—
171	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	160,091	97.9%	1,940	12.37	—	Crunch Fitness, Petco, Rally House, Ross Dress for Less	Burlington Stores, Target
172	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	97.0%	1,203	10.10	Save-A-Lot (Rabban Brothers)	Dollar Tree, Planet Fitness, Urban Air Adventure Park	—
173	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	98.9%	2,735	22.25	SuperTarget*	Dollar Tree, O'Reilly Auto Parts, Walgreens	—

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 40

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

174	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,394	15.74	Cub Foods (United Natural Foods Inc.)	—	—
175	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	93.0%	2,556	15.02	—	Best Buy, Dollar Tree, Harbor Freight Tools, HomeGoods, Sierra, T.J. Maxx	—
176	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	98.6%	2,340	26.94	Cub Foods*	Ablelight Thrift, MGM Wine and Spirits	—
177	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	95.9%	2,877	14.04	Loma Bonita Market	Dollar Tree, Marshalls, Michaels, Walgreens	—
178	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	98.8%	1,220	21.40	ALDI, Cub Foods*	Dollar Tree	—
179	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	97.0%	2,076	18.02	Fresh Thyme Farmers Market (Meijer)	Dollar Tree, Marshalls	—
180	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,813	86.9%	2,891	15.48	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Burlington Stores, Citi Trends, Dollar Tree, Five Below, Planet Fitness, Ross Dress for Less	—
181	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,150	15.74	Festival Foods (Schnucks)	Dollar Tree	—
182	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	71.2%	1,424	15.05	ALDI	Chuck E. Cheese, Michaels, Petco	—
183	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	99.4%	1,665	10.36	Price Chopper (Associated Wholesale)	Fowling Warehouse	—
184	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	91.4%	1,200	10.52	Price Chopper (Cosentino Group)	—	—
185	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,706	16.34	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
186	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,584	95.0%	5,059	18.65	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, pOpshelf, Staples	—
187	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	100.0%	2,469	10.16	Patel Brothers	Big Air Trampoline, Bob's Discount Furniture, Dollar Tree, Gabe's, The Home Depot	—
188	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	184,267	98.7%	2,979	16.38	LIDL	Boot Barn, Burlington Stores, Harbor Freight Tools, PetSmart	Target, The Home Depot
189	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	93.2%	4,339	15.06	Walmart Supercenter*	bealls, Best Buy, Boot Barn, Dollar Tree, Five Below, Michaels, pOpshelf, Ross Dress for Less	—
190	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	100.0%	6,599	16.20	—	Burlington Stores, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Ross Dress for Less, Shoe Carnival, Total Wine & More, Ulta Beauty, Wayfair Outlet	Target
191	University Commons	Greenville	NC	Greenville, NC	1996	233,153	99.4%	3,737	16.12	Harris Teeter (Kroger)	Barnes & Noble, Five Below, HomeGoods, Petco, Shoe Carnival, T.J. Maxx	—
192	North Ridge Shopping Center	Raleigh	NC	Raleigh-Cary, NC	1980	171,372	97.7%	3,307	19.75	Harris Teeter (Kroger)	Ace Hardware, O2 Fitness	—
193	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	99.0%	4,412	12.76	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
194	New Centre Market	Wilmington	NC	Wilmington, NC	1998	144,614	100.0%	2,378	16.99	SuperTarget*	Burlington Stores, Dollar Tree, PetSmart, Shoe Carnival, Sportsman's Warehouse	—
195	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	4,193	17.82	Lowes Foods (Alex Lee)	Dollar Tree, HomeGoods, Skechers, T.J. Maxx	—
196	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	82.5%	3,050	14.00	Compare Foods	Aaron's, ArchWell Health, Citi Trends, Office Depot, O'Reilly Auto Parts, Umi Hotpot Sushi & Seafood Buffet	—
197	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	83.8%	935	15.44	CHEF'STORE (US Foods)	Boot Barn	—
198	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	103,076	100.0%	2,438	24.96	—	Boston Interiors, Planet Fitness	—
199	Capitol Shopping Center	Concord	NH	Concord, NH	2001	196,545	83.5%	3,139	20.39	Market Basket (DeMoulas Supermarkets)	Boot Barn, Burlington Stores, Five Below, Marshalls	—
200	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	96.0%	2,605	22.61	Patel Brothers	Jordan's Warehouse, Mavis Discount Tires, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
201	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,264	97.9%	1,751	11.94	Market Basket (DeMoulas Supermarkets)	Staples, T.J. Maxx	—
202	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ	2023	246,254	100.0%	2,918	11.85	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
203	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,206	100.0%	5,363	26.05	ShopRite (Eickhoff Supermarkets)	Burlington Stores, Planet Fitness, Ross Dress for Less	—
204	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
205	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,463	100.0%	3,931	17.19	LIDL	Esporta Fitness, Five Below, Ocean State Job Lot, Pep Boys, Ross Dress for Less, Ulta Beauty	—
206	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	100.0%	2,329	15.53	Grocery Outlet	2nd Ave, Crab Du Jour, DaVita Dialysis, Planet Fitness, Rothman Orthopaedic Institute	—

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 41

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

207	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ	2002	127,230	98.4%	2,077	16.59	Gourmet Glatt	—	—
208	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	99.0%	8,178	24.46	Sprouts Farmers Market	Arthur Murray Dance Studio, Burlington Stores, Chickie's & Pete's, DSW, HomeGoods, Michaels, T.J. Maxx	—
209	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ	2024	201,596	59.2%	3,290	27.56	Trader Joe's	Petco, Retro Fitness	—
210	Springfield Place	Morris	NJ	New York-Newark-Jersey City, NY-NJ	1965	4,000	100.0%	270	67.50	ShopRite*	—	—
211	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	100.0%	1,593	32.73	ShopRite	—	—
212	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ	2022	254,548	93.3%	4,940	20.80	Bhavani Food Market	Dollar Tree, Marshalls, Pep Boys, Petco, Ross Dress for Less, Texas Roadhouse	—
213	Morris Hills Shopping Center (3)	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ	2026	159,561	36.6%	1,328	22.75	Specialty Grocer	—	—
214	Rio Grande Plaza	Rio Grande	NJ	Atlantic City-Hammonton, NJ	1997	136,351	100.0%	1,935	14.19	ShopRite*	Burlington Stores, Dollar Tree, PetSmart, Planet Fitness, Skechers	—
215	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,179	98.9%	3,871	21.84	ShopRite (Village Supermarket)	Ross Dress for Less	—
216	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ	2006	87,760	100.0%	1,758	20.03	Uncle Giuseppe's*	Crunch Fitness, Dollar Tree	—
217	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	98.3%	4,092	19.26	Walmart Supercenter*	Marshalls, Ross Dress for Less, Staples, Ulta Beauty	—
218	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ	1993	89,834	100.0%	3,239	36.06	ALDI	T.J. Maxx	—
219	Mayfair Shopping Center	Commack	NY	New York-Newark-Jersey City, NY-NJ	1958	221,010	99.1%	5,002	22.84	LIDL	Gap Factory Store, Kids Empire, PGA TOUR Superstore, Planet Fitness	—
220	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1998	84,316	92.0%	1,908	25.22	BJ's Wholesale Club*	Five Below	Kohl's, Walmart
221	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1991	77,458	36.1%	1,278	45.67	Stop & Shop*	—	Walgreens
222	West Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1965	42,594	96.2%	1,255	30.61	Wild by Nature Market (King Kullen)	—	—
223	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ	2022	217,893	100.0%	4,568	20.96	—	Burlington Stores, Dollar Tree, Floor & Décor, Phenix Salon Suites, Tiger Schulmann's Mixed Martial Arts	—
224	Dalewood I, II & III Shopping Center (3)	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ	2026	196,831	94.6%	8,299	45.59	H Mart, Sprouts Farmers Market	Barnes & Noble, Best Buy, GEN Korean BBQ House, T.J. Maxx, Ulta Beauty	—
225	Unity Plaza	Hopewell Junction	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	2005	67,462	100.0%	1,498	22.21	Acme (Albertsons)	—	—
226	Cayuga Shopping Center	Ithaca	NY	Ithaca, NY	1969	204,405	94.6%	2,153	11.13	ALDI	Ace Hardware, Planet Fitness, Ross Dress for Less, VA Community Based Outpatient	—
227	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ	1985	72,208	97.8%	1,739	24.63	Key Food Marketplace	T.J. Maxx	—
228	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ	1981	17,000	88.4%	590	39.24	Trader Joe's	—	—
229	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ	1972	61,904	100.0%	1,721	27.80	KolSave Market*	Dollar Tree, Planet Fitness	—
230	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ	2020	36,470	100.0%	1,557	42.69	North Shore Farms	CVS	—
231	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ	2007	222,966	98.1%	3,791	18.08	Super Stop & Shop (Ahold Delhaize)	Advance Auto Parts, Planet Fitness, Savers	—
232	Wallkill Plaza	Middletown	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1986	211,736	87.3%	2,240	14.23	—	Citi Trends, David's Bridal, Hobby Lobby, Ocean State Job Lot	—
233	Monroe Plaza	Monroe	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1985	122,007	90.7%	2,034	18.37	ShopRite (Wakefern)	U.S. Post Office	—
234	Rockland Plaza (3)	Nanuet	NY	New York-Newark-Jersey City, NY-NJ	2026	261,443	87.3%	8,099	36.25	A Matter of Health	Burlington Stores, Nordstrom Rack, Ross Dress for Less, Ulta Beauty	—
235	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ	1971	39,743	76.4%	1,231	40.57	—	—	—
236	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ	1961	129,996	89.9%	3,449	29.51	—	Dollar Tree, HomeGoods	—
237	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2002	99,131	93.6%	2,291	24.68	Fine Fare	Boot Barn, CVS, Ross Dress for Less	—
238	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2018	120,088	100.0%	3,183	26.51	Costco*	HomeSense, Marshalls/HomeGoods, PetSmart, Ulta Beauty	—
239	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ	1975	44,131	100.0%	1,398	31.68	—	HomeGoods	—
240	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ	2025	188,602	82.7%	4,117	29.44	ShopRite (Wakefern)	Burlington Stores, Five Below	—
241	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	99.5%	2,215	13.85	—	Dollar Tree, Staples	—
242	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,123	100.0%	2,710	13.08	—	Bob's Discount Furniture, Boot Barn, Kohl's, PetSmart, Ross Dress for Less	—

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 42

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

243	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,732	18.76	—	HomeGoods, Michaels, Old Navy	—
244	Town Square (2)	Vestal	NY	Binghamton, NY	1991	290,535	97.8%	5,448	19.75	Sam's Club*, Walmart Supercenter*	AMC, Barnes & Noble, Burlington Stores, DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DSW, Shoe Carnival, T.J. Maxx, Ulta Beauty	—
245	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ	1977	88,501	97.9%	3,231	37.30	H Mart	—	—
246	Brunswick Town Center	Brunswick	OH	Cleveland, OH	2004	151,048	99.2%	2,698	18.64	Giant Eagle	—	The Home Depot
247	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,546	100.0%	3,066	19.90	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
248	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	167,328	100.0%	1,698	10.23	Kroger	Pet Supplies Plus, Salvation Army	—
249	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	245,971	92.4%	5,152	23.92	—	Dollar Tree, Michaels, PetSmart, Ross Dress For Less, T.J. Maxx, Ulta Beauty	Target
250	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,464	41.65	Kroger	—	—
251	Crown Point	Columbus	OH	Columbus, OH	1980	145,280	100.0%	1,677	11.57	Kroger	Dollar Tree, Planet Fitness	—
252	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,720	91.8%	1,537	13.62	Kroger	—	—
253	South Towne Centre (3)	Dayton	OH	Dayton-Kettering-Beavercreek, OH	2026	333,998	92.1%	4,836	16.12	Health Foods Unlimited	Barnes & Noble, Burlington Stores, HomeSense, PetSmart, Sierra, VASA Fitness	—
254	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland, OH	2002	70,003	100.0%	1,239	17.70	—	Ollie's Bargain Outlet	—
255	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	100.0%	2,729	30.04	Kroger	Advance Auto Parts, Rainbow Shops	—
256	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	298,765	88.8%	2,138	13.70	Kroger	Crunch Fitness, Fun City Us, Harbor Freight Tools	—
257	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	100.0%	3,048	21.70	Giant Food (Ahold Delhaize)	CVS	—
258	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	77.7%	3,879	16.97	Giant Food (Ahold Delhaize)	Citi Trends, Marshalls/HomeGoods, PetSmart, Powerhouse Gym, Savers, Staples	—
259	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	266,953	97.8%	3,272	12.85	—	Ollie's Bargain Outlet, Planet Fitness	—
260	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	96.2%	2,887	21.59	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
261	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	101,630	92.8%	2,157	23.61	Kimberton Whole Foods	Planet Fitness	—
262	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	227,440	88.4%	4,941	24.59	Weis Markets	Planet Fitness, REI	—
263	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	93.3%	2,098	29.43	Giant Food (Ahold Delhaize)	—	—
264	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	100.0%	748	16.59	Hung Vuong Food Market*	Planet Fitness	—
265	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	311,991	100.0%	3,893	19.61	—	Barnes & Noble, Burlington Stores, Dollar Tree, Gabe's, PetSmart, Planet Fitness, Sierra, T.J. Maxx, The Home Depot	—
266	Barn Plaza (3)	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2026	235,754	100.0%	6,555	27.80	Whole Foods Market (Amazon)	Barnes & Noble, Kohl's, Pottery Barn	—
267	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	92.8%	1,490	21.34	—	Ross Dress for Less	—
268	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	96.6%	1,127	21.36	Weis Markets*	DaVita Dialysis	—
269	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	226,829	100.0%	8,982	41.10	McCaffrey's	Ulta Beauty	—
270	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	100.0%	3,209	30.17	—	Target	—
271	Roosevelt Mall (3)	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2026	619,644	98.5%	12,403	42.15	Sprouts Farmers Market	JD Sports, LA Fitness, Macy's, Oak Street Health, Ross Dress for Less, Teso Life, Ulta Beauty	—
272	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	100.0%	1,869	10.58	Redner's Warehouse Market	Ocean State Job Lot, Ross Dress for Less	—
273	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	100.0%	1,893	12.24	ALDI	Dollar Tree, Five Below, Planet Fitness	—
274	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	551	13.21	Fresh Grocer*	—	—
275	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,958	18.11	ShopRite (Wakefern)	Famous Footwear, Harbor Freight Tools, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
276	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	309,908	97.5%	4,104	13.84	Redner's Warehouse Market	dd's Discounts (Ross), Dollar Tree, Gabe's, PetSmart, Pickleball Kingdom, Ross Dress for Less	—
277	Wilkes-Barre Township Marketplace	Wilkes-Barre Township	PA	Scranton--Wilkes-Barre, PA	2004	306,440	100.0%	2,810	37.12	NetCost Market, Walmart Supercenter	Chuck E. Cheese, Cracker Barrel, Pet Supplies Plus	—
278	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Port Royal, SC	2006	166,639	99.0%	3,236	19.61	Kroger	—	—

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 43

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

279	Milestone Plaza	Greenville	SC	Greenville-Anderson-Greer, SC	1995	89,721	100.0%	1,801	21.29	Lowes Foods (Alex Lee)	—	—
280	Circle Center (3)	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	2026	68,444	90.8%	1,310	21.09	Publix	—	—
281	The Fresh Market Shoppes	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	1983	86,398	98.1%	1,669	19.68	The Fresh Market	—	—
282	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	174,094	98.6%	1,934	11.42	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Harbor Freight Tools	—
283	Pawleys Island Plaza	Pawleys Island	SC	Murrells Inlet, SC	2015	120,453	96.4%	1,803	15.53	Publix	Petco, T.J. Maxx, Ulta Beauty	—
284	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Greer, SC	2003	131,002	100.0%	2,794	21.33	—	Petco, Ross Dress for Less, T.J. Maxx	Target
285	Hillcrest Market Place (3)	Spartanburg	SC	Spartanburg, SC	2026	372,103	97.0%	5,468	15.49	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
286	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,571	99.1%	4,151	15.98	ALDI	At Home, HomeGoods	—
287	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	304,784	99.6%	4,770	15.71	—	Collective Boutiques, Dollar Tree, Family Leisure, Goldfish Swim School, Hobby Lobby, Planet Fitness	—
288	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	55.3%	1,051	15.93	Sprouts Farmers Market	Urban Air Adventure Park	—
289	The Market at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	92.8%	10,008	17.52	—	Academy Sports + Outdoors, Best Buy, Burlington Stores, Cavender's Boot City, Citi Trends, Dave & Busters, David's Bridal, Dollar Tree, DSW, Michaels, Office Depot, Old Navy, PetSmart, T.J. Maxx	—
290	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	92.3%	1,610	15.28	Kroger	—	—
291	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	95.2%	1,092	13.22	Kroger	—	Walgreens
292	Parmer Crossing	Austin	TX	Austin-Round Rock-San Marcos, TX	1989	170,605	89.5%	2,114	13.84	Desi Brothers	Dollar Tree, Harbor Freight Tools, Planet Fitness	—
293	Baytown Shopping Center	Baytown	TX	Houston-Pasadena-The Woodlands, TX	1987	95,921	97.0%	1,719	18.48	—	Goodwill, Legacy Community Health, Sky Zone	—
294	El Camino	Bellaire	TX	Houston-Pasadena-The Woodlands, TX	2008	71,651	83.2%	702	11.77	El Ahorro Supermarket	Dollar Tree	—
295	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	98.5%	3,771	21.99	—	Dollar Tree, HomeGoods, Kid to Kid, Spec's Liquors	Kohl's
296	Jones Crossing	College Station	TX	College Station-Bryan, TX	2017	163,472	100.0%	3,101	64.48	H-E-B	—	—
297	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	97.7%	1,525	30.57	Kroger	CVS	—
298	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	100.0%	1,491	17.61	—	Crunch Fitness, Five Below	—
299	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	102,279	97.6%	2,765	29.77	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—
300	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	92.8%	1,342	21.84	—	EōS Fitness	—
301	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	96.7%	1,185	17.77	—	Wellmed Medical	—
302	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	93.8%	420	9.85	—	—	—
303	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	90.7%	1,363	14.52	El Rio Grande Latin Market	Family Dollar	—
304	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2026	579,174	94.0%	9,211	22.18	El Rancho (Heritage Grocers), Kroger	Burlington Stores, Citi Trends, DaVita Dialysis, Dollar Tree, Five Below, Foot Locker, Kids Empire, LA Fitness, Ross Dress for Less, Target	—
305	Parktown	Deer Park	TX	Houston-Pasadena-The Woodlands, TX	1999	118,221	99.5%	1,286	10.93	Food Town	bealls, Walgreens	—
306	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	98.1%	2,817	16.85	Tom Thumb (Albertsons)	Dollar Tree, EōS Fitness, Goody Goody Wine & Spirits	—
307	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,526	98.8%	4,890	25.05	Tom Thumb (Albertsons)	DSW, Ulta Beauty	—
308	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	792,351	99.1%	19,394	24.69	SuperTarget*	Belk, Best Buy, Boot Barn, Cloudbound, DSW, Half Price Books, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, PetSmart, pOpshelf, Ross Dress for Less, Sky Zone, Staples, T.J. Maxx, Ulta Beauty	—
309	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,755	19.72	Truong Nguyen Market	—	—
310	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	100.0%	1,427	14.36	—	Collective Boutiques, Planet Fitness	—
311	Bay Forest	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	76,092	100.0%	867	12.53	Kroger	—	—
312	Braes Heights	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	92,703	98.0%	3,149	34.67	—	CVS, My Salon Suites	—
313	Braesgate	Houston	TX	Houston-Pasadena-The Woodlands, TX	1997	91,982	100.0%	994	10.81	Food Town	—	—
314	Clear Lake Camino South	Houston	TX	Houston-Pasadena-The Woodlands, TX	1964	106,072	77.9%	1,247	16.35	ALDI	Mr. Gatti's Pizza, Spec's Liquors	—
315	Hearthstone Corners	Houston	TX	Houston-Pasadena-The Woodlands, TX	2019	208,147	98.6%	3,162	15.40	El Rancho (Heritage Grocers)	Amped Fitness, Sky Zone, XL Parts	—

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 44

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

316	Jester Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	62,731	99.0%	1,556	25.05	—	24 Hour Fitness	—
317	Jones Plaza	Houston	TX	Houston-Pasadena-The Woodlands, TX	2025	111,206	92.1%	1,290	12.59	La Michoacana Supermarket	Aaron's, Fitness Connection	—
318	Jones Square	Houston	TX	Houston-Pasadena-The Woodlands, TX	1999	169,786	100.0%	2,111	12.43	—	Hobby Lobby, King Dollar, Octapharma, Vevor, Walgreens	—
319	Maplewood	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	99,177	85.1%	1,114	13.20	—	bealls, Kids Empire, Planet Fitness	—
320	Merchants Park	Houston	TX	Houston-Pasadena-The Woodlands, TX	2009	246,707	98.6%	4,491	18.47	Kroger	JD Sports, Marshalls, Petco, Planet Fitness, Ross Dress for Less	—
321	Northshore (2)	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	231,640	76.8%	3,264	18.35	—	Concentra, Dollar Tree, Melrose Fashions, Planet Fitness	—
322	Northtown Plaza	Houston	TX	Houston-Pasadena-The Woodlands, TX	1960	184,940	98.5%	2,769	15.53	El Rancho (Heritage Grocers)	Crazy Boss Big Discount Store, dd's Discounts (Ross), Dollar Tree	—
323	Orange Grove	Houston	TX	Houston-Pasadena-The Woodlands, TX	2005	184,664	99.1%	2,471	14.08	—	24 Hour Fitness, Burlington Stores, Floor & Décor	—
324	Royal Oaks Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	146,279	97.2%	3,736	26.26	H-E-B	—	—
325	Tanglewilde Center	Houston	TX	Houston-Pasadena-The Woodlands, TX	1998	82,623	83.3%	1,156	16.79	ALDI	Dollar Tree, WeGotSoccer	—
326	Vintage Marketplace	Houston	TX	Houston-Pasadena-The Woodlands, TX	2014	72,184	91.6%	1,878	28.42	Whole Foods Market (Amazon)	—	—
327	West U Marketplace	Houston	TX	Houston-Pasadena-The Woodlands, TX	2000	60,136	100.0%	1,760	29.27	Whole Foods Market (Amazon)	—	—
328	Westheimer Commons	Houston	TX	Houston-Pasadena-The Woodlands, TX	1984	245,714	97.2%	2,976	12.46	Fiesta Mart (Chedraui USA)	King Dollar, Marshalls, Rainbow Shops, Retro Fitness, Sanitas Medical Center, Walgreens	—
329	LaCenterra at Cinco Ranch	Katy	TX	Houston-Pasadena-The Woodlands, TX	2006	408,545	97.4%	13,267	34.34	Trader Joe's	Brown & Gay Engineers, Inc., Flix Brewhouse, Nike, Peloton Computer Enterprises, Regus	—
330	Pearland Plaza	Pearland	TX	Houston-Pasadena-The Woodlands, TX	1995	156,491	98.5%	1,644	10.67	Kroger	Goodwill, Harbor Freight Tools, The Picklr, Walgreens	—
331	Market Plaza (3)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2026	145,116	94.6%	3,172	26.06	Central Market (H-E-B)	—	—
332	Preston Park Village (3)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2026	260,746	94.4%	7,594	30.87	—	Gap Factory Store, HomeGoods, Petco, Slick City	—
333	Keegan's Meadow	Stafford	TX	Houston-Pasadena-The Woodlands, TX	1999	125,100	97.2%	1,704	14.43	El Rancho	King Dollar, Retro Fitness	—
334	Lake Pointe Village	Sugar Land	TX	Houston-Pasadena-The Woodlands, TX	2010	162,263	94.3%	4,918	32.15	Whole Foods Market (Amazon)	—	—
335	Texas City Bay	Texas City	TX	Houston-Pasadena-The Woodlands, TX	2005	224,884	94.2%	2,611	12.52	Kroger	Burlington Stores, Five Below, Harbor Freight Tools, Planet Fitness	—
336	Windvale Center	The Woodlands	TX	Houston-Pasadena-The Woodlands, TX	2002	100,688	84.7%	1,909	22.39	—	Tesla	—
337	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,907	81.0%	1,113	10.34	—	Goodwill, Ollie's Bargain Outlet, Tractor Supply Co.	—
338	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	152,279	99.3%	3,227	21.35	—	Gold's Gym, Hobby Lobby	Kohl's
339	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	144,942	98.5%	1,401	16.70	Kroger	Hamrick's	—
340	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	100.0%	1,614	9.71	—	Dollar Tree, Kohl's, PetSmart	—
341	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Chesapeake-Norfolk, VA-NC	2010	149,694	92.2%	3,645	26.71	Trader Joe's	Five Below, PetSmart, Ulta Beauty	—
342	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	91.9%	2,037	9.93	Market 32 (Northeast Grocery)	Planet Fitness, T.J. Maxx, Walmart	—
343	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,392	92.4%	3,759	18.63	Sendik's Food Market	Marshalls, Sierra, The Tile Shop	—
344	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	97.3%	1,176	12.30	Pick 'n Save (Kroger)	—	—
345	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	204,074	93.5%	1,696	8.91	—	Hobby Lobby, Kohl's	Five Below, HomeGoods, Sierra
346	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	884	11.73	—	Best Buy, Sportsman's Warehouse	—

	TOTAL PORTFOLIO					62,507,837	94.8%	$1,072,017	$19.33
(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.
(4) Major Tenants exclude tenants that have ceased to operate prior to their lease expiration date.

Supplemental Disclosure - Three Months Ended June 30, 2026	Page 45